UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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Filed by a Party other than the Registrant	☐

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Daktronics, Inc.
(Name of Registrant as Specified in its Charter)

____________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

DAKTRONICS, INC.
201 Daktronics Drive
Brookings, South Dakota 57006

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
[‧], 2025

Time	[‧]:[‧] [a.m./p.m.] Central Daylight Time on [‧], [‧], 2025

Place	Daktronics, Inc. (the “Company,” “we,” or “us”)
201 Daktronics Drive
Brookings, South Dakota 57006

Items of Business	1.	To approve the reincorporation of the Company from the State of South Dakota to the State of Delaware pursuant to a plan of conversion (“Proposal 1”); and
	2.	To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 2”).

Recommendations		THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.

Record Date	You are entitled to notice of and to vote at the Company’s Special Meeting of Shareholders to be held on [‧], 2025 (the “Special Meeting”) if you were a shareholder of record at the close of business on [‧], 2025.

Special Meeting	All shareholders are invited to attend the Special Meeting in person with proof of ownership, such as your last broker or EQ Shareholder Services statement.

Voting by Proxy	Even if you plan to attend the Special Meeting, please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. Shareholders may vote their shares:
	1.	over the Internet;
	2.	by written ballot at the Special Meeting;
	3.	by telephone; or
	4.	by mail.

For specific instructions, refer to the procedural matters section of the proxy statement related to the Special Meeting (the “Proxy Statement”) or to the voting instructions on the proxy card for the Special Meeting (the “Proxy Card”), both of which accompany this Notice of Special Meeting of Shareholders (this “Notice”).

THE PROXY STATEMENT AND THE PROXY CARD ARE BEING DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT [‧], 2025.

By Order of the Board of Directors,

Carla S. Gatzke
Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE DAKTRONICS, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [‧], 2025.

This Notice, the Proxy Statement, and the Proxy Card are available at our cookies-free website at investor.daktronics.com.

Daktronics, Inc.

DAKTRONICS, INC.

SPECIAL MEETING OF SHAREHOLDERS
[‧], 2025

PROXY STATEMENT

GENERAL MATTERS

The enclosed form of proxy (the “Proxy Card”) is solicited by and on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Daktronics, Inc., a South Dakota corporation (the “Company,” “we,” or “us,”), for use at the 2025 Special Meeting of Shareholders and any adjournments or postponements thereof (the “Special Meeting”), scheduled to be held on [‧], [‧], 2025 at Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006 at 4:30 p.m. Central Daylight Time, for the purposes set forth herein and in the accompanying Notice of Special Meeting. This Proxy Statement (the “Proxy Statement”) and the accompanying Proxy Card are being mailed on or about [‧], 2025 to shareholders entitled to vote at the Special Meeting.

PROPOSAL 1
APPROVAL OF THE REINCORPORATION OF THE COMPANY
FROM THE STATE OF SOUTH DAKOTA TO THE STATE OF DELAWARE

General

On January 16, 2025, for the reasons discussed below, the Board of Directors unanimously approved and declared it advisable and in the best interest of the Company and its shareholders to change the Company’s state of incorporation from the State of South Dakota to the State of Delaware, subject to approval by the Company’s shareholders at the Special Meeting (the “Reincorporation”).

If approved by the Company’s shareholders, the Reincorporation will be effected pursuant to the plan of domestication to be entered into by the Company (the “Plan of Conversion”). In accordance with South Dakota law and Delaware law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the Reincorporation and this Proposal 1 will also constitute approval and adoption of the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and an authorization pursuant to the Plan of Conversion to adopt the Delaware bylaws (the “Delaware Bylaws”) to conform to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”).

As discussed below under the section titled “Principal Reasons for the Reincorporation,” in reaching its decision, the Board considered, among other factors, the impact of cumulative voting and the risks it presents to the Company and its shareholders. Under cumulative voting, a shareholder can vote the number of shares it owns, multiplied by the number of board seats up for election, and cast those votes for one director candidate, or spread them out among several candidates. The effect of cumulative voting is that a shareholder can, unilaterally or working together with a group, elect someone to our Board, even if the director-nominee is not approved by, or in the best interests of, the owners of a majority of the shares. Cumulative voting can enable a single shareholder or group of shareholders to elect directors to further their specific interests.

For that reason, among others discussed elsewhere in this Proposal 1, cumulative voting is uncommon. According to data collected by FactSet, fewer than 100 of the nearly 3,000 publicly traded U.S. companies with market capitalizations greater than $100 million have cumulative voting. South Dakota is one of just four states that mandate both publicly traded and privately held corporations use cumulative voting for the election of directors. Corporations chartered in South Dakota are required to adopt cumulative voting pursuant to the South Dakota Constitution. Accordingly, the Board of Directors cannot eliminate cumulative voting through an amendment to the Company’s existing articles of incorporation (the “South Dakota Articles”) and bylaws (the “South Dakota Bylaws”), even if a majority (or even all) of the Company’s shareholders desired to eliminate cumulative voting. The Reincorporation is the only way for the Company to modernize the Company’s election mechanics and eliminate cumulative voting, which the Board believes will protect the interests of shareholders and allow for more democratic elections of the Company’s directors (“Directors”).

The principal effects of the Reincorporation, if approved by our shareholders and effected, will be that:

•    Cumulative voting in the election of directors will be replaced with the more conventional approach, which is sometimes referred to as “statutory voting.”

•    The Company will adopt a majority voting standard for uncontested elections of directors.

•    The Company will adopt “proxy access,” which allows long-term shareholders who have a significant ownership stake in the Company and meet other eligibility requirements to place a limited number of candidates in the Company’s proxy materials for election at an annual meeting.

•    Other key substantive rights of shareholders, including the right to call a special meeting, will remain. This is discussed in greater detail in the comparison chart below under the section of this Proposal 1 titled “Summary of Impact of Reincorporation on Shareholder Rights.”

•    The South Dakota Articles and the South Dakota Bylaws will be replaced by the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively, as more fully described below.

•    The internal affairs of the Company will no longer be governed by South Dakota law and will instead be subject to Delaware law.

•    The resulting Delaware corporation (referred to in this Proposal 1 as “Daktronics-Delaware”) will be deemed to be the same entity as the Company as currently incorporated in South Dakota (referred to in this Proposal 1 as “Daktronics-South Dakota”) and all of the rights, privileges, and powers of Daktronics-South Dakota, and all property, real, personal, and mixed, and all debts due to Daktronics-South Dakota, as well as all other things and causes of action belonging to Daktronics-South Dakota, shall remain vested in Daktronics-Delaware.

•    All rights of creditors and all liens upon any property of Daktronics-South Dakota shall be preserved unimpaired, and all debts, liabilities, and duties of Daktronics-South Dakota shall remain attached to Daktronics-Delaware and may be enforced against Daktronics-Delaware to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by it in its capacity as a corporation of the State of Delaware.

•    Daktronics-Delaware will have the same legal name as Daktronics-South Dakota and will continue with the same officers and Directors of Daktronics-South Dakota immediately prior to the Reincorporation, as more fully described below.

•    All of the issued and outstanding shares of our common stock, no par value (“Common Stock”), will be automatically converted into issued and outstanding shares of common stock of Daktronics-Delaware, without any action on the part of our shareholders.

•    We will continue to file periodic reports and other documents with the Securities and Exchange Commission (the “SEC”). The Reincorporation will not change the respective positions of the Company or shareholders under federal securities laws.
•    Shares of Common Stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of Common Stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended, shareholders will be deemed to have acquired the Daktronics-Delaware common stock on the date they originally acquired their shares of Common Stock.

•    Upon effectiveness of the Reincorporation and pursuant to the Plan of Conversion, all of our employee benefit and incentive plans will become Daktronics-Delaware plans, and each option, equity award, or other right issued under such plans will automatically be converted into an option, equity award, or right to purchase or receive the same number of shares of Daktronics-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Shareholders are urged to read this Proposal 1 carefully, including all of the related annexes referenced below and attached to this Proxy Statement, before voting on the Reincorporation.

Principal Reasons for the Reincorporation

Because the law of the state of incorporation governs the internal affairs of a corporation, choice of a state domicile is an important decision for a public company. State law can have meaningful consequences for a corporation and its shareholders, including with respect to the ability of shareholders to elect a qualified, cohesive board of directors that represents their collective interests. While there are many benefits to reincorporating in Delaware, which are outlined in more detail below under the section titled “Why You Should Vote for Reincorporation,” the principal reasons why the Board believes that a reincorporation to Delaware is in the best interests of the Company and its shareholders are: (i) the elimination of cumulative voting; (ii) the greater flexibility and responsiveness of the DGCL to corporate needs through a more highly developed body of corporate law; and (iii) the Reincorporation aligns with the Company’s ongoing business transformation plan to enhance long-term profitability and shareholder value (the “Business Transformation Plan”). The Board also considered several other factors in reaching its decision, including corporate governance, shareholder rights, attracting and retaining Directors and executives, and other advantages and disadvantages of the Reincorporation.

Elimination of Cumulative Voting. As discussed elsewhere in this Proposal 1, cumulative voting is a method of voting in corporate director elections that allows shareholders to allocate all their votes to one candidate or distribute them among multiple candidates, increasing the ability of one or a few minority shareholders to elect a faction of hand-picked director candidates that they believe will serve their particular interests, without broad shareholder support. Conversely, “statutory” voting, which is the voting procedure employed by most public companies in director elections, enables a shareholder to vote a maximum of the number of shares it owns for each candidate up for election. Cumulative voting in director elections is mandated by the South Dakota Constitution and the South Dakota Business Corporation Act (the “SDBCA”) and will therefore be mandatory on all director elections of South Dakota companies (including the Company) until and unless the South Dakota Constitution is amended, which, among other things, requires the popular vote of the people of South Dakota. The Board believes that this unusual feature of South Dakota law threatens the stability and continuity of the Company by empowering vocal minority shareholders to upset the will of the majority of shareholders. Accordingly, the Board believes that reincorporating in a state that permits statutory voting is in the best interests of all of the Company’s shareholders.

Highly Developed Corporate Law. The State of Delaware has been a leader in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations. As a result, Delaware has become a preferred domicile for a majority of American publicly traded corporations, and the DGCL and administrative practices have become comparatively well-known and widely understood. The Board believes that the comprehensiveness and flexibility of Delaware’s corporate law, and its tradition of promoting shareholder-friendly corporate governance, serves the interests of the Company’s shareholders.

Alignment with Business Transformation Plan. The modernized corporate governance framework in Delaware also aligns with the Business Transformation Plan. As previously disclosed, the Company has executed a series of initiatives as part of the Business Transformation Plan that are designed to accelerate profitable growth, increase profit margins, and drive higher returns that consistently exceed the Company’s cost of capital. Additionally, the Company has instituted a Business Transformation Office, formed an ad hoc Transformation Committee of the Board, initiated a search for a Chief Financial Officer to support achievement of the Company’s return on invested capital goals, and created the office of Chief Data and Analytics Officer to oversee, support, and accelerate the Company’s digital transformation objectives. The Reincorporation promotes leadership stability and continuity, affording management and the Board adequate opportunity to achieve the objectives of the Business Transformation Plan. Additionally, the Company believes that the Reincorporation provides for a better governance framework, which supports the Company’s existing Business Transformation Plan initiatives by providing a stable and predictable legal foundation that promotes strategic decision-making and Director and officer recruitment.

Why You Should Vote for Reincorporation

The Reincorporation offers a number of benefits to shareholders, some of which, as discussed above, were identified by the Board in connection with its evaluation of the Reincorporation:

Elimination of Cumulative Voting and Other Shareholder-Friendly Governance Changes. If the Reincorporation is effected, the Company will institute the following improvements to its corporate governance practices, as reflected in the Delaware Bylaws, in order to promote shareholder participation and enhance corporate democracy:

•    Statutory Voting in Director Elections: The Board has approved, subject to shareholder approval of the Reincorporation, a “statutory voting standard” for director elections, thereby eliminating cumulative voting. As discussed above under the section titled “Principal Reasons for the Reincorporation,” cumulative voting is a practice which is currently mandated by the South Dakota Constitution and the SDBCA and which the Board believes is not in the best interests of the Company or its shareholders. Statutory voting promotes more democratic director elections by ensuring that the composition of the board of directors reflects the will of shareholders holding a majority of a company’s shares. This method prevents minority shareholders, whose interests may be adverse to all other shareholders, from exercising undue influence over the board’s composition and leveraging cumulative voting to select directors to serve the minority shareholders’ narrow interests. Statutory voting ensures that all directors must earn widespread shareholder approval. We believe that by reducing the risk of a factionalized board of directors, statutory voting promotes effective governance and oversight. Conversely, the existing cumulative voting structure mandated by South Dakota law creates the potential for special interest Directors to be elected to the Board without broad support from our shareholders. Consistent with best practices for corporate governance, the Board believes that Directors should be elected by a majority of the shares voted, and the Delaware Bylaws provide for such a mechanism.

•    Majority Voting for Uncontested Elections: The Delaware Bylaws require that any Director who is running in an uncontested election must receive the affirmative vote of the majority of the votes cast in order to be re-elected. We believe that this practice enhances board accountability by ensuring that only candidates who receive more “for” votes than “against” votes are elected, thereby enabling all shareholders to have a voice in director elections and facilitating the election of directors who most closely represent the interests of all shareholders. This approach prevents the automatic re-election of directors who may lack sufficient shareholder support and promotes a board composition that is more responsive to investor concerns. Unlike plurality voting, where a single vote can secure a director's position in uncontested scenarios, majority voting in uncontested elections requires broader approval, leading to increased director engagement and performance. By aligning board membership more closely with shareholder interests, majority voting fosters improved corporate governance and long-term value creation for shareholders.

•    Adoption of Proxy Access: Proxy access allows shareholders who meet certain requirements to nominate director candidates through a company’s proxy materials, which gives shareholders the opportunity to nominate a portion of the board of directors without undertaking the expense of a proxy solicitation. Proxy access is widely regarded by proxy advisory firms and large institutional investors as a fundamental shareholder right and best practice and, as a result, has been adopted by the overwhelming majority of large publicly traded corporations. The South Dakota Bylaws do not contain a proxy access provision, but the Delaware Bylaws do.

Prominence, Predictability, and Flexibility of Delaware Law. One of the factors considered by the Board of Directors is that the corporate laws of the State of Delaware are more comprehensive, widely-used, and extensively interpreted than the corporate laws of other states, including the SDBCA. The State of Delaware is recognized for adopting comprehensive, modern, and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to Delaware companies’ corporate legal and governance affairs. In addition, Delaware courts (including the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with cases concerning areas that South Dakota courts typically have not considered. Because the judicial system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which may ultimately offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations and the expertise of the Delaware courts (and the extensive precedents available in Delaware law), many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing.

Enhanced Ability to Attract and Retain Qualified Directors and Officers. We also believe that this predictability and certainty accompanying the Reincorporation will enhance our ability to attract and retain qualified directors and officers and encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on the Board of Directors. Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, is more familiar than South Dakota law to many potential director candidates and offers directors and officers greater certainty and stability. Director and officer liability is more extensively addressed in Delaware court decisions and is therefore better defined and better understood than under South Dakota law. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively in the recruitment and retention of talented and experienced directors and officers.

Greater Access to Capital. In addition, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds and institutional investors may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less well-understood or are otherwise perceived to be unresponsive to shareholder rights.

For these and other reasons, we believe that reincorporating in Delaware will allow us to better conduct our business and affairs and directly benefit and serve the best interests of all of our shareholders.

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted the Plan of Conversion in the form attached to this Proxy Statement as Annex A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by South Dakota law and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws for Daktronics-Delaware.

Assuming that holders of a majority of the voting power of the shares of Common stock present or represented by proxy and entitled to vote at the Special Meeting at which a quorum is present vote in favor of Proposal 1 and that the Board of Directors does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected at such time as we determine by filing: (1) the Articles of Charter Surrender, substantially in the form attached hereto as Annex B (the “Articles of Surrender”), with the South Dakota Secretary of State; and (2) the following documents with the Delaware Secretary of State: (A) Delaware Certificate of Conversion, substantially in the form attached hereto as Annex C; and (B) the Delaware Certificate of Incorporation, which will govern Daktronics-Delaware, substantially in the form attached hereto as Annex D.

Approval of this Proposal 1 by our shareholders will constitute approval of the Plan of Conversion, the Articles of Surrender, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the authorization to adopt the Delaware Bylaws (in the form attached hereto as Annex E) for Daktronics-Delaware.

If the Reincorporation is approved by our shareholders and the Board of Directors does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the South Dakota Secretary of State) of the Articles of Surrender and the filing (and acceptance thereof by the Delaware Secretary of State) of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Articles of Surrender with the South Dakota Secretary of State.

Effects of Reincorporation

The Reincorporation will not result in any change in the business, management, operations, assets, liabilities, or net worth of the Company, and it will not result in any change in the location of our headquarters or current employees, including management. The Reincorporation will also not alter the composition of management or our Board. After the Reincorporation, the Company’s principal executive office will remain located at 201 Daktronics Drive, Brookings, South Dakota 57006.

Other than being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws, and Delaware law, Daktronics-Delaware will be deemed to be the same entity as Daktronics-South Dakota immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges, and powers of Daktronics-South Dakota, all property owned by Daktronics-South Dakota, all debts due to Daktronics-South Dakota, and all other causes of action belonging to Daktronics-South Dakota immediately prior to the Reincorporation will remain vested in Daktronics-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities, and duties of Daktronics-South Dakota immediately prior to the Reincorporation will remain attached to Daktronics-Delaware following the Reincorporation.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of Common Stock automatically will be converted into issued and outstanding shares of common stock of Daktronics-Delaware, without any action on the part of our shareholders. The Reincorporation will have no effect on the transferability or the trading of our shares of Common Stock on the Nasdaq Global Select Market under the same trading symbol “DAKT.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Common Stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our Common Stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. The Reincorporation will not, in and of itself, change the relative positions of the Company or our shareholders under federal securities laws. Equiniti Trust Company, LLC will continue to be our transfer agent and registrar.

Upon effectiveness of the Reincorporation, our Directors and officers will become the directors and officers of Daktronics-Delaware, our employee benefit and incentive plans will become Daktronics-Delaware plans, and each option, equity award, or other right issued under such plans automatically will be converted into an option, equity award, or right to purchase or receive the same number of shares of Daktronics-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our shareholders will not be required to exchange their stock certificates for new stock certificates. After the “Effective Time” (as defined in the Plan of Conversion) of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of Daktronics-Delaware (to the extent the shares represented by such stock certificates continue to remain certificated). Our shareholders should not destroy any stock certificates and should not submit any certificates to us or our transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of securities that we are authorized to issue. Under the South Dakota Articles, we are authorized to issue up to 115,000,000 shares of Common Stock, up to 4,950,000 shares of “undesignated stock,” and up to 50,000 shares of Series A Junior Participating Preferred Stock, no par value (“Series A Preferred Stock”). Similarly, as a Delaware corporation and under our Delaware Certificate of Incorporation after the Reincorporation, we will be authorized to issue up to 115,000,000 shares of Common Stock, up to 4,950,000 shares of preferred stock, no par value, and up to 50,000 shares of Series A Preferred Stock.

Effect of Vote for Reincorporation

Under applicable state law, shareholder approval of the Reincorporation is sufficient to implement the proposed governance-related provisions in the Delaware Certificate of Incorporation and Delaware Bylaws. A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, Articles of Surrender, Delaware Certificate of Conversion, Delaware Certificate of Incorporation, and Delaware Bylaws. If shareholders approve this Proposal 1 and the Company files the Articles of Surrender with the South Dakota Secretary of State and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company then will become subject to Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our shareholders for approval of the Reincorporation, the Reincorporation will not be consummated, and we will continue to be incorporated under the laws of the State of South Dakota and governed by the SDBCA, the South Dakota Articles, and the South Dakota Bylaws. As discussed above, the Delaware Certificate of Incorporation and Delaware Bylaws, which provide for majority voting in director elections, do not comply with South Dakota law.

Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the Reincorporation if the Board of Directors determines that such amendment or modification would be in the best interests of Daktronics-South Dakota and our shareholders, and provided that, if shareholder approval has been obtained, the amendment does not change: (1) the amount or kind of shares or other securities, eligible interests, obligations, rights to acquire shares, other securities, or eligible interests, cash, other property; or any combination of the foregoing, to be received by any of our shareholders under the Plan of Conversion; (2) the Delaware Certificate of Incorporation or the Delaware Bylaws, as will be in effect immediately after the Reincorporation, except for changes permitted by applicable law; or (3) any other terms or conditions of the Plan of Conversion if the change would adversely affect such shareholders in any material respect.

At any time prior to the Effective Time, the Board of Directors, in its sole discretion, may alter the timing for implementation of the Reincorporation or terminate and abandon the Plan of Conversion, whether before or after approval by our shareholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Daktronics-South Dakota and our shareholders.

Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to “U.S. holders” (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our Common Stock who is, for United States federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia; (3) an estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from South Dakota to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization: (1) holders of Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation; (2) the aggregate tax basis of shares of Daktronics-Delaware’s common stock will not change; and (3) the holding period of the shares of Daktronics-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of Common Stock.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no complete assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN, AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until shareholder approval is obtained as described in this Proxy Statement. We will obtain all required consents of governmental authorities, including the filing of the Articles of Surrender with the South Dakota Secretary of State and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Delaware Secretary of State.

Appraisal Rights

Pursuant to Section 47-1A-1302.1(1)(a) of the SDBCA, shareholders are not entitled to appraisal rights in connection with the Reincorporation.

Summary of Impact of Reincorporation on Shareholder Rights
Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between South Dakota law and Delaware law and the differences between the existing South Dakota Articles and South Dakota Bylaws and the proposed Delaware Certificate of Incorporation and the Delaware Bylaws. This chart does not address each difference between Delaware law and South Dakota law, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and South Dakota law, as applicable.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Amendment of Organizational Documents	South Dakota law requires that any amendment to the articles of incorporation be adopted by a vote of the corporation’s board of directors and, with limited exceptions, be subsequently approved by shareholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists. Further, if any class or series of shares is entitled to vote as a separate group on the amendment, with limited exceptions, the amendment also requires the approval of each such separate voting group at a meeting at which an appropriate quorum exists. For corporations with multiple classes of shares outstanding, the holders of each class are entitled to vote as a separate voting group on proposed amendments that affect their particular class of shares (even if nonvoting shares) including, without limitation: (i) share exchanges; (ii) share reclassifications; (iii) changes in rights, preferences, or limitations; (iv) changes in the number of shares; (v) creation of new classes with superior rights; (vi) changes in preemptive rights; or (vii) rights to accumulated distribution. Unless the articles of incorporation provide otherwise, shareholder approval is not required for, among other limited exceptions: (A) amendments changing information describing the registered agent; (B) certain changes to the corporate name, (C) the deletion of names and addresses of initial directors, (D) to classify or reclassify any unissued shares or (E) to consolidate previous amendments.

South Dakota law provides that, unless (i) the articles of incorporation or South Dakota law reserves the power to amend or repeal any bylaw exclusively to the shareholders or (ii) the shareholders, in amending, repealing, or adopting the bylaws generally or a particular bylaw provision, expressly provide that the board of directors may not amend, repeal, or reinstate the bylaws or such particular bylaw provision, the board of directors may amend or repeal the bylaws. South Dakota law also states that the shareholders may amend or repeal the bylaws by the affirmative vote of a majority of the votes cast, even though the bylaws may also be amended or repealed by the board of directors. A bylaw that increases a quorum or voting requirement for the board of directors	Under Delaware law, most amendments to the corporation’s certificate of incorporation must be approved by the board of directors and adopted by the holders of at least a majority in voting power of the outstanding shares of stock entitled to vote thereon and a majority in voting power of the outstanding shares of each class entitled to vote thereon as a class. A limited number of amendments, including an amendment to change the corporation’s name, may be approved solely by the board of directors. In addition, if the certificate of incorporation authorizes the board of directors, without further action of the stockholders, to create and issue one or more series of a class of stock, and to designate the rights, powers and preferences (and qualifications, limitations and restrictions thereof), the board of directors may create any such series of stock by filing a certificate of designation with the Secretary of State of the State of Delaware, which certificate has the effect of amending the certificate of incorporation. Delaware law provides that after a corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the bylaws of a corporation shall be in the stockholders entitled to vote, provided that the corporation may, in its certificate of incorporation, confer the power to adopt, amend, or repeal bylaws upon the board of directors. If such power has been so conferred upon the board of directors, it shall not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that: (i) the Delaware Certificate of Incorporation may only be amended by the vote of a majority outstanding stock entitled to vote; (ii) except as otherwise provided by applicable law and the Delaware Certificate of Incorporation, the Board of Directors is authorized to adopt, amend, or repeal the bylaws without stockholder approval; and (iii) the stockholders may amend, alter, or repeal any bylaw, whether adopted or amended by Board of Directors or otherwise by the affirmative vote of a majority of the votes cast.	Delaware law generally provides greater stockholder rights with respect to amendments to organizational documents.

Consistent with the requirements under Delaware law, any amendment to the Delaware Certificate of Incorporation must to be approved by holders of a majority of outstanding stock entitled to vote. This is a higher standard than permitted by South Dakota law and the South Dakota Articles, which only requires that such amendments be approved by the majority of votes cast.

The Delaware Bylaws modify the powers granted to the stockholders in the South Dakota Bylaws by explicitly acknowledging the right of stockholders to amend, alter, or repeal the Delaware Bylaws by the affirmative vote of a majority of the votes cast.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
may be repealed or amended only by shareholders if originally adopted by shareholders, and by shareholders or the board of directors if originally adopted by the board of directors. Such a bylaw may specify that it can only be amended or repealed by a specific vote of shareholders or the board of directors, and any board action to amend or repeal this bylaw must meet the same or greater quorum and voting requirements as those in effect or propose to be adopted, whichever is greater.

Pursuant to the terms of the South Dakota Articles and the South Dakota Bylaws, the existing South Dakota Bylaws may be altered, amended, or repealed, and new bylaws may be adopted, by the act of the majority of the Board of Directors present at a meeting at which a quorum is present and by shareholders by an affirmative vote of the majority of the votes cast. Such terms of the South Dakota Bylaws do not limit the shareholders’ rights to make amendments in accordance with the SDBCA.
Number of Directors	South Dakota law provides that a corporation must have at least one director, and a corporation may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

The South Dakota Bylaws provide that the Board of Directors shall consist of seven or more members, subject to increase by resolution of the shareholders or the Board of Directors and subject to decrease only by resolution of the shareholders.	Delaware law provides that a corporation must have at least one or more directors to be fixed by, or in the manner provided in, the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

The Delaware Bylaws provide that the Board of Directors shall consist of a minimum of seven members, with such minimum number subject to increase by resolution of the stockholders or the Board of Directors in accordance with the Bylaws and such minimum number subject to decrease by resolution of the stockholders in accordance with the Bylaws.	South Dakota law and Delaware law are substantially similar in respect to setting the number of directors of the Company.

The Delaware Bylaws are consistent with the South Dakota Bylaws with respect to the number of directors.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Classified Board of Directors	South Dakota law provides that a corporation’s articles of incorporation may provide for a classified board having two or three classes. For corporations having a classified board consisting of three classes, each director shall hold office until the shareholder meeting after such director’s three-year term expires and until such director’s successor is elected and qualified, or until there is a decrease in the number of directors. The default rule for corporations without classified boards is that the director’s term of office expires at the next annual shareholders’ meeting following the director's election.

The South Dakota Articles provide that the Board of Directors shall consist of three classes of Directors (Class A, Class B, and Class C), with each class to be as nearly equal in number as possible. At each annual meeting of the Company’s shareholders, Directors chosen to succeed whose terms then expire shall be elected for a full term of three years.
Under Delaware law, a corporation’s certificate of incorporation or a bylaw adopted by a vote of stockholders may provide for a classified board of directors having up to three classes. For corporations having a classified board consisting of three classes, each director may hold office until the next annual meeting of stockholders after his or her term expires (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.

		The Delaware Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors (Class A, Class B, and Class C), with each class to be as nearly equal in number as possible. At each annual meeting of Daktronics-Delaware’s stockholders, directors chosen to succeed whose terms then expire shall be elected for a full term of three years.	South Dakota law and Delaware law are substantially similar in respect to the term of directors. The Delaware Certificate of Incorporation and the South Dakota Articles are identical in this regard.
	The South Dakota Bylaws provide that each Director shall hold office in accordance with the classified structure set forth in the South Dakota Articles and until his or her term expires and his or her successor is qualified, unless sooner removed by such Director’s earlier death, resignation, removal, or disqualification.	The Delaware Certificate of Incorporation provides that each director shall hold office until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, disability, resignation, disqualification or removal.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Cumulative Voting for Directors	South Dakota corporations must allow cumulative voting for directors. The right to cumulate votes for directors means that the shareholders can multiply the number of votes that they may cast by the number of directors for whom they can vote and cast the product for a single candidate or distribute the product among candidates. This right is constitutional and cannot be waived in the articles of incorporation.

Consistent with the requirement under South Dakota law, the South Dakota Articles and the South Dakota Bylaws allow cumulative voting in the election of directors.	Unless the certificate of incorporation provides otherwise: (i) each stockholder is entitled to one vote for each share of capital stock held; and (ii) cumulative voting is not permitted.

The Delaware Certificate of Incorporation provides that there shall be no cumulative voting in the election of directors of Daktronics-Delaware.	With respect to the election of directors, cumulative voting, which is required by South Dakota law, will be eliminated under the Delaware Certificate of Incorporation. In connection with the elimination of cumulative voting, Daktronics-Delaware will adopt a majority voting standard in uncontested elections.

By eliminating cumulative voting, as discussed below, the Delaware Certificate of Incorporation provides greater protection to Daktronics-Delaware’s stockholders because it allows for greater alignment between the voting preferences of the broader stockholder base with respect to director elections. In addition, Daktronics-Delaware’s stockholders would gain the protections of a “one share, one vote” framework in director elections.

The elimination of cumulative voting will make it more difficult for a minority stockholder, whose interests may be adverse to a majority of the stockholders, to exercise disproportionate voting power, control, or influence over director elections in excess of its actual economic ownership.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Voting Standard for the Election of Directors	The Board of Directors believes that cumulative voting is incompatible with a majority voting standard. Therefore, consistent with the cumulative voting standard that is required under South Dakota law, the South Dakota Articles, and the South Dakota Bylaws, the Company has a plurality voting standard for director elections, meaning that the nominees who receive the most “for” votes are elected to the Board until all Board seats are filled. Consequently, in an uncontested election where the number of nominees and number of available seats on the Board of Directors are equal, every nominee is elected upon receiving just one “for” vote.	The Delaware Bylaws provide that directors shall be elected, in an uncontested election, by an affirmative vote of the majority of votes cast with respect to that director’s election. The Delaware Bylaws provide that directors shall be elected, in a contested election, by a plurality of votes cast with respect to that director’s election.	Delaware law provides enhanced stockholder rights. Majority voting in an uncontested election, as opposed to plurality voting, enables all stockholders to have a greater voice in director elections and facilitates the election of directors who most closely represent the interests of all stockholders. By contrast, plurality voting in an uncontested election can permit the election of directors even when those candidates do not have widespread stockholder support. However, plurality voting in a contested election should continue to apply. For example, in a contested election where there are two or more candidates for a single director position, if majority voting were utilized, there is an increased likelihood that no candidate would receive a majority vote, resulting in a failed election.
Removal of Directors	South Dakota law provides that any director may be removed, with or without cause, from office by the vote of shareholders unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director. Any removal by shareholders must be conducted at a meeting properly noticed and held for at least such purpose. A director may not be removed if the number of votes sufficient to elect that director under cumulative voting is voted against removal. A director may be removed by judicial proceeding if the circuit court in the county where a corporation’s principal office is located finds that: (i) the director engaged in fraudulent conduct with respect to the corporation or its shareholders, grossly abused his or her position, or intentionally inflicted harm on the corporation; and (ii) removal of the director would be in the best interest of the corporation.

The South Dakota Bylaws provide that Directors may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the shareholders entitled to vote at a special meeting called for that purpose. A director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal.	Delaware law provides that any director or the entire Board of Directors may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors, except that: (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise; and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

		The Delaware Certificate of Incorporation provides that directors may be removed, with or without cause, by the shareholders holding at least 50% of the shares outstanding and entitled to vote at a stockholder meeting.	Delaware law provides enhanced stockholder rights. Under the South Dakota Constitution’s cumulative voting mandate, even if a majority of stockholders support the removal of a director, a minority stockholder or small group of minority stockholders could “block” removal by voting against such removal. The Delaware Certificate of Incorporation provides no such limitation, and as such, there is no ability for minority stockholders to “block” a removal of a director that has been approved by a majority of the shares outstanding and entitled to vote.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Filling Vacancies on the Board of Directors	South Dakota law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by the shareholders or by the directors, unless it is otherwise provided in the articles of incorporation. Further, if at the time of filling any vacancy, the directors then in office shall constitute less than a quorum, the vacancy may be filled by the affirmative vote of a majority of all the directors then remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board of directors may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

The South Dakota Bylaws provide that vacancies on the Board of Directors, including vacancies created by an increase in the number of directors, may be filled by the affirmative vote of the shareholders, or by a majority of the remaining directors even if the number of directors remaining in office is less than what would be required for a quorum.	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies and newly created directorships may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

		The Delaware Bylaws provide substantially the same appointment rights as the South Dakota Bylaws.	Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board of Directors.
Board of Directors Action by Unanimous Consent	Under South Dakota law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a written consent describing the action to be taken is signed by all the members of the board of directors and delivered to the corporation.

The South Dakota Articles do not change this statutory provision. The South Dakota Bylaws do not change this statutory provision, except that the consent is effective when signed by all the directors, without reference to its delivery to the Company.	Under Delaware law, unless otherwise restricted in the certificate of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board of directors or committee consent thereto in writing, or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the board of directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	South Dakota law and Delaware law are substantially similar with respect to the action by written consent of the Board of Directors.

The Delaware Bylaws and the South Dakota Bylaws are substantially similar with respect to action by written consent of the Board of Directors.
Shareholder Voting - Quorum	South Dakota law provides that, unless otherwise provided in the articles of incorporation or under applicable law, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

The South Dakota Articles and the South Dakota Bylaws provide that a majority of the shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws, a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.

The Delaware Bylaws provide that, unless applicable law provides otherwise, the holders of a majority of the voting power entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.	South Dakota law and Delaware law are substantially similar in respect to quorum requirements.

The Delaware Bylaws and the South Dakota Bylaws are substantially similar in respect to shareholder quorum requirements.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Shareholder Action by Written Consent	South Dakota law provides that any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting if one or more written consents describing the action taken is signed by all shareholders entitled to vote on such action and delivered to the corporation for inclusion in the minutes or corporate records.

The South Dakota Bylaws do not change this statutory provision.	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation.

		The Delaware Certificate of Incorporation provides that the stockholders may, by unanimous written consent, take any action required or permitted to be taken at an annual or special meeting.	The Delaware Bylaws provide substantially the same rights as the South Dakota Bylaws with respect to shareholder action without a meeting.
Limitation on Director Liability	Under South Dakota law, a director is not individually liable to the corporation or its shareholders for any damages as a result of any act or failure to act in his or her capacity as a director unless it is proven that: (a) the articles of incorporation do not preclude liability; and (b) the breach of, or failure to perform, the director’s duties constituted any of the following: (i) any action not in good faith; (ii) a decision which the director did not reasonably believe to be in the best interests of the corporation; (iii) a decision as to which the director was not reasonably informed; (iv) a lack of objectivity or independence due to the director's familial, financial, or business relationship with, or the director being controlled by, another person having material interest in the challenged conduct, if the relationship (A) could reasonably be expected to have affected the director's judgment respecting the challenged conduct in a manner adverse to the corporation and (B) after a reasonable expectation to such effect has been established, the director has not established that the challenged conduct was reasonably believed by the director to be in the best interests of the corporation; (v) a sustained failure to devote sufficient time and attention to the director’s responsibilities with the corporation; (vi) receipt of an improper financial benefit; (vii) receipt of a financial benefit to which the director was not entitled; or (viii) any other breach of the director’s duties to deal fairly with the corporation and its shareholders that is actionable under applicable law.

Additionally, within the context of taking action that may involve a potential change or change in control of a domestic public corporation, the South Dakota Domestic Public Corporation Takeover Act (the “SD Takeover Act”) permits a corporation’s directors, without breaching	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Directors shall, in the performance of their duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by officers, employees, or other subject matter experts who have been selected with reasonable care by or on behalf of the corporation.

		The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, a director shall not be liable to the Company or its stockholders for monetary damages for any action, or failure to take any action, as a director.	Under South Dakota law, such exculpatory provisions apply automatically under the SDBCA, whereas in Delaware, such exculpatory provisions must be included in the certificate of incorporation, and such provisions are included in the Delaware Certificate of Incorporation.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
their fiduciary duty or duty of loyalty, to consider the impact of the action on: (i) the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation; (ii) employees, customers, creditors, suppliers of goods and services, and community where an office or other facility of the corporation is located; and (iii) state and national economic impacts.

The South Dakota Articles provide that, to the fullest extent permitted by the SDBCA, a director shall not be liable to the Company or its shareholders for monetary damages for action taken, or any failure to take any action, as a director, except for: (i) liability for the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the corporation or its shareholders; (iii) a violation of the SDBCA restrictions relating to unlawful distributions; or (iv) an intentional violation of criminal law.
Declaration and Payment of Cash Dividends	Under South Dakota law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its shareholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved and wound up at the time of distribution, to satisfy the preferential rights upon dissolution and winding up of shareholders whose preferential rights are superior to those receiving the distribution.

The South Dakota Articles and the South Dakota Bylaws do not change this statutory provision.	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends upon the shares of its capital stock either: (i) out of “surplus”; or (ii) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the amount determined to be capital or if following payment of the dividend the corporation will either have an unreasonably small amount of capital for the business in which it is engaged or intends to engage in or not be able to pay its debts as they become due. “Surplus” is defined as the excess, if any, of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

		The Delaware Certificate of Incorporation generally adopts the framework for cash dividends outlined under South Dakota law and the South Dakota Articles.	Delaware law provides different guidelines under which the Company may declare and pay dividends, but provisions with respect to the declaration and payment of cash dividends in the Delaware Certificate of Incorporation and the South Dakota Articles are substantially similar.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Taxes and Fees	South Dakota does not impose annual franchise tax fees on non-exempt corporations incorporated in South Dakota.

South Dakota does not impose an income tax on corporations. The South Dakota Constitution allows cities, towns, and villages to impose taxes. However, the three largest cities and counties do not currently impose any income taxes upon corporations.	Delaware imposes annual franchise tax fees on corporations incorporated in Delaware from a minimum of $175 to a maximum of $250,000. It is anticipated that Daktronics-Delaware will be subject to an Delaware annual franchise tax expense of $250,000.

Delaware imposes income tax on corporations that have nexus with Delaware. The apportionment method is a 100% sales factor. Taxpayers can elect to treat all income as apportionable business income. As a result, any increase in Delaware corporate income taxes is not expected to be material.	The change in the state of incorporation from South Dakota to Delaware is not expected to result in a material increase in state corporate income taxes.

Regardless of where the Company is incorporated, it is subject to state income taxes in the states in which it does business where the level of activity in the state results in nexus to the state. Generally, federal taxable income is apportioned to each state according to each state’s income tax apportionment formula. Each state’s apportionment formula can include factors related to sales, payroll, and property, with most states over-weighting sales.
Proxy Access	South Dakota law does not expressly permit or prohibit corporations from providing proxy access for shareholders in a corporation’s bylaws. The South Dakota Bylaws do not provide for proxy access.	Delaware law permits corporations to adopt proxy access in their bylaws.

The Delaware Bylaws implement proxy access, which permits stockholders that meet certain requirements to include their own nominee(s) in the Company’s proxy materials.	Delaware law expressly permits corporations to provide for proxy access in their bylaws, whereas South Dakota law does not expressly require or prohibit proxy access.

The Delaware Bylaws provide greater protection to the Daktronics-Delaware’s stockholders by including an express stockholder right to include their own nominee(s) in the Daktronics-Delaware’s proxy solicitation materials with reasonable and customary eligibility requirements with respect to the holding period, ownership percentage, and scope.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Shareholder Proposals	The South Dakota Bylaws provide that shareholders who wish to present an item of business or nominate a director at an annual meeting must provide written notice to the Company’s corporate secretary not earlier than 120 days prior and not later than 90 days prior to the anniversary date of the immediately preceding annual meeting unless the date of the annual meeting of shareholders is more than 30 days before or more than 60 days after such anniversary date, and in which case, written notice must be submitted not more than 120 days prior to the annual meeting and not less than the later of: (i) 90 days before such annual meeting; or (ii) 10 days after the first public announcement of such annual meeting.

	With respect to shareholder director nominees, such notice must contain the information described in Section 1.11(c)(i) of the South Dakota Bylaws, including, without limitation, specific biographical information, beneficial ownership and other information about such nominee, a description of any compensatory arrangement or other	There are no substantive differences between the Delaware Bylaws and the South Dakota Bylaws.	The Delaware Bylaws provide substantially the same rights as the South Dakota Bylaws with respect to shareholder proposals.
financial arrangement or understanding between the proposed nominee and the proposing shareholder (and its affiliates) within the last three years, a description of any business or personal interests that could be reasonably be expected to place the nominee in a potential conflict of interest with the Company, and any other information required under applicable law. With respect to other proposals, such notice must contain a brief description of the business desired to be brought before the annual meeting, the text of the proposal, the reasons for such proposal, and any other information required under applicable law.

In addition, shareholders must provide certain information with respect to themselves, including, without limitation, biographical information, beneficial ownership, any substantial interest in the proposed nomination, and other information, and must meet certain requirements to be eligible to submit any director nominee(s) or propose matters to be brought before a meeting, including that the shareholder is a shareholder of record at the time of giving notice of that shareholder’s nominee or proposal and that the shareholder is a shareholder of record at the time of the annual meeting.
Blank Check Preferred Stock	Under South Dakota law, a corporation’s articles of incorporation may expressly authorize its board of directors to unilaterally issue stock in which the terms, preferences, rights, and limitations are determined by the board of directors. The South Dakota Articles grant the Board the power to authorize and issue any or all of the shares of undesignated stock without shareholder approval, including the authority to establish the rights and preferences of the undesignated stock.	There are no substantive differences between the South Dakota Articles and the Delaware Certificate of Incorporation in this respect.	The Delaware Certificate of Incorporation provides substantially the same rights as the South Dakota Articles with respect to blank check preferred stock.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Anti-Takeover Statute	The SD Takeover Act is intended to do the following with respect to domestic public corporations in South Dakota: (i) promote the welfare of their constituencies, which includes South Dakota shareholders, employees, customers, creditors, suppliers of goods and services, and local communities and their economies; (ii) allow for stable and long-term growth; (iii) protect shareholders and the public interest by mitigating the risks of unfair business dealings and short-term business strategies that are not in the public interest; (iv) regulate “control share acquisitions” and “business combinations”; and (v) protect shareholders and promote stable corporate governance by imposing specific requirements and restrictions on takeovers.

	A “control share acquisition” refers to acquiring shares, directly or indirectly, within a 90-day period, that would, if added to all other shares of the domestic public corporation beneficially owned by the acquirer, immediately after the acquisition, entitle the acquirer to exercise or direct the exercise of a new range of voting	Under the DGCL, unless a corporation’s certificate of incorporation or bylaws provide otherwise, publicly-traded companies listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers, or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a corporation; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have	The SD Takeover Act imposes stricter disclosure requirements and state oversight on takeover bids, whereas the DGCL and other Delaware laws primarily restrict hostile takeovers by limiting business combinations with interested stockholders unless certain conditions are met.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
power (e.g., ≤ 20% but ≥ 33.33%, ≤ 33.33 but ≥ 50%, or ≤ over 50%). In the event of or before a “control share acquisition,” an acquiring person must, as a step to receiving the full voting rights associated with the acquired or to be acquired shares, deliver an information statement to the corporation detailing their identity (including the identity of each member of any group or entity constituting the acquiring person and the affiliate and associate of the acquiring person), the number and class or series (including the range of voting power that would result from the acquisition) of shares in the company directly or indirectly beneficially owned by the persons whose identities are required to be disclosed under the information statement, and plans (including those under consideration) for the corporation and its future business and direction. Shareholders must then, through a special or annual meeting, approve by proper vote a resolution authorizing shares to have the same voting rights as the other shares of the same class or series the voting rights of shares acquired in a control share acquisition.

The SD Takeover Act also restricts business combinations with an “interested shareholder” as defined in the SD Takeover Act.

Unlike the DGCL, shareholders of a South Dakota corporation who do not approve the control share acquisition can, in certain circumstances, demand the “fair value” of their shares, which includes a premium for control. Additionally, the corporation can, in certain circumstances, redeem shares acquired in a control share acquisition.

Additionally, the SD Takeover Act permits a company’s directors, without breaching their fiduciary duty or duty of loyalty, to consider the impact of the action on: (i) the long-term and short-term interests of the company and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation; (ii) employees, customers, creditors, suppliers of goods and services, and any community where an office or other facility of the corporation is located; and (iii) state and national economic impacts. The board of directors is not obligated to facilitate, remove barriers to, or refrain from impeding the proposal or offer under the SD Takeover Act if it determines that the takeover is not in the corporation's best interest.

The above provides a general summary of certain provisions of the SD Takeover Act. It is not a comprehensive analysis and reference should be made to the full text of the SD Takeover Act if a full understanding of its provisions is desired.	the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that corporation (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.

Provision	South Dakota Law, South Dakota Articles, and South Dakota Bylaws	Delaware Law, Delaware Certificate of Incorporation, and Delaware Bylaws	Commentary
Lead Independent Director	South Dakota law does not require a corporation to have a lead independent director.

The South Dakota Bylaws do not provide for a lead independent director. However, the Board of Directors has previously adopted corporate governance guidelines providing that a lead independent director shall be elected if the position of the Chairperson and Chief Executive Officers are combined or if the Chairperson is not otherwise independent.	Delaware law does not require a corporation to have a lead independent director.

The Delaware Bylaws include a requirement that an independent director must be elected to the role of Lead Independent Director if the Chairperson of the Board is not an independent director. The duties and responsibilities of such lead independent director will be determined by the independent directors.	Neither South Dakota law nor Delaware law requires a corporation to have a lead independent director.

The Delaware Bylaws formalize the requirement for Daktronics-Delaware to elect a lead independent director.

Required Vote

Proposal 1 will be approved if a majority of the voting power of shares present or represented by proxy and entitled to vote at a meeting at which a quorum is present votes in favor of Proposal 1. Accordingly, an abstention will have the effect of a negative vote. Shares represented by executed proxies on proxy cards without specific instructions will be voted FOR Proposal 1.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2
ADJOURNMENT OF MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF REINCORPORATION

General

Proposal 2 in this Proxy Statement provides that if we fail to receive a sufficient number of votes to approve the Reincorporation under Proposal 1, we may propose to adjourn the Special Meeting for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal 1. We currently do not intend to propose adjournment of the Special Meeting if there are sufficient votes to approve Proposal 1.

Required Vote

Proposal 2 will be approved if a majority of the voting power of shares present or represented by proxy and entitled to vote at a meeting at which a quorum is present votes in favor of Proposal 2. Accordingly, an abstention will have the effect of a negative vote. Shares represented by executed proxies on proxy cards without specific instructions will be voted FOR Proposal 2.

The Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock by: (i) each of our Directors; (ii) each “Named Executive Officer” identified in the Summary Compensation Table of the Company’s definitive proxy statement filed with the SEC on August 5, 2024; (iii) all executive officers of the Company and Directors as a group; and (iv) each shareholder who is known by us to beneficially own more than five percent of our outstanding shares of Common Stock. The information is as of January 6, 2025, except as otherwise indicated in the notes to the table.

Name and Address of Beneficial Owners	Note	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares(2)
5% Beneficial Owners:	(3)
Alta Fox Opportunities Fund, LP 640 Taylor Street, Ste 2522 Fort Worth, TX 76102	(4)	5,933,019	12.6%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	(5)	2,888,718	6.1%

Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, TX 78746	(6)	2,451,404	5.2%

Duquesne Family Office, LLC 40 West 57th Street, 25th Floor New York, NY 10019	(7)	2,493,605	5.3%

The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	(8)	2,439,865	5.2%

Dr. Aelred J. Kurtenbach	(9)	2,754,538	5.8%
Named Executive Officers and Directors:
Reece A. Kurtenbach	(10)	674,245	1.4%
Howard I. Atkins		23,986	*
Kevin P. McDermott		87,305	*
John P. Friel		80,413	*
Dr. José-Marie Griffiths		50,335	*
Shereta D. Williams		36,345	*
Lance D. Bultena		36,345	*
Andrew D. Siegel	(11)	189,931	*
Sheila M. Anderson	(12)	98,059	*
Bradley T. Wiemann	(13)	127,401	*
Matthew J. Kurtenbach	(14)	274,518	*
Carla S. Gatzke	(15)	894,757	1.9%
All Directors and Executive Officers as a group (12 persons)		2,573,640	5.5%
* Less than one percent

(1)	Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as otherwise noted. In computing the number of shares of Common Stock beneficially owned by our Directors, executive officers, and Alta Fox Opportunities Fund, LP and its affiliates (collectively, “Alta Fox”), we included: (i) outstanding shares of Common Stock subject to options held by that person or group that are currently exercisable; (ii) options held by that person or group that are exercisable within 60 days of January 6, 2025; (iii) shares convertible under a convertible note within 60 days of January 6, 2025; and (iv) restricted stock awards that are scheduled to vest within 60 days of January 6, 2025. We did not include these types of shares outstanding, however, for the purpose of computing the percentage ownership of any other person or group.

(2)	Applicable percentage ownership is based on 47,091,006 shares of Common Stock outstanding as of January 6, 2025.

(3)	To the Company’s knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

(4)
Data based on Amendment No. 1 (“Amendment No. 1”) to the Schedule 13D filed by Alta Fox named therein with the SEC on December 11, 2024. Includes shares of Common Stock issuable upon conversion of the Company’s senior secured convertible note issued by the Company to Alta Fox in exchange for the payment by Alta Fox to the Company of $25 million (the “Convertible Note”). As set forth in Amendment No. 1, the number of shares of Common Stock set forth in the table includes 3,968,033 shares issuable upon the conversion of the Convertible Note. Also as set forth in Amendment No. 1, Alta Fox has sole voting power and sole dispositive power as to none of the shares set forth in the table. In addition, as set forth in Amendment No. 1, and based on other information provided by Alta Fox, the following persons may be deemed to be beneficial owners of the shares of Common Stock owned by Alta Fox, and Alta Fox shares voting and dispositive power with such persons as to such shares: Alta Fox GenPar, LP, as the general partner of Alta Fox; Alta Fox Equity, LLC, as the general partner of Alta Fox GenPar, LP; Alta Fox Capital Management, LLC, as the investment manager of Alta Fox; and P. Connor Haley, as the sole owner, member, and manager of each of Alta Fox Capital Management, LLC and Alta Fox Equity LLC.

(5)
Data based on an Amendment to Schedule 13G filed by the shareholder with the SEC on January 29, 2024. As set forth in the Amendment to Schedule 13G, Blackrock, Inc. has sole voting power as to 2,838,746 of these shares and sole dispositive power as to all 2,888,718 shares.

(6)
Data based on an Amendment to Schedule 13G/A filed by the shareholder with the SEC on February 9, 2024. As set forth in the Schedule 13G/A, Dimensional Fund Advisors LP has sole voting power as to 2,382,842 of these shares and sole dispositive power as to all 2,451,404 shares.

(7)
Data based on an Amendment to Schedule 13G filed by the shareholder with the SEC on May 9, 2024. As set forth in the Amendment to Schedule 13G, Duquesne Family Officer, LLC has shared voting and dispositive power as to all 2,493,605 of these shares.

(8)	Data based on an Amendment to Schedule 13G/A filed by the shareholder with the SEC on November 12, 2024. As set forth in the Schedule 13G/A, The Vanguard Group has sole voting power as to 0 of these shares, shared voting power as to 39,273 shares, sole dispositive power as to 2,362,405 shares, and shared dispositive power as to 77,460 shares.

(9)	Includes 848,488 shares held by his spouse, Irene Kurtenbach, and 721,675 shares held by Medary Creek LLLP. Medary Creek LLLP is a limited liability limited partnership of which Aelred and Irene Kurtenbach are the general partners. The address for Aelred and Irene Kurtenbach and Medary Creek LLLP is 47209 220th Street, Brookings, SD 57006. Aelred J. Kurtenbach is a founder of the Company and its former Chairperson, President and Chief Executive Officer.

(10)	Includes 97,281 shares subject to options, 33,483 shares held through the Daktronics, Inc. 401(k) Plan (the “401(k) Plan”), and 17,400 shares held by his spouse.

(11)	Includes 163,345 shares owned by Prairieland Holdco, LLC (“PLH”). Andrew D. Siegel is the sole member and president of Prairieland MM, LLC, which is the manager of PLH.

(12)	Includes 53,707 shares subject to options and 8,518 shares held through the 401(k) Plan.

(13)	Includes 30,207 shares subject to options.

(14)	Includes 5,000 shares held by trust and 21,000 shares held as custodian for Uniform Transfers to Minors Act.

(15)	Includes 51,817 shares subject to options and 181,636 shares held through the 401(k) Plan.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we are delivering only one copy of this Proxy Statement to multiple shareholders who have requested paper copies of such documents and who share the same address, unless we have received contrary instructions from one or more of such shareholders. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards or voting instruction cards. In addition, some banks, brokers, trustees, and other nominees may be participating in this practice of householding this Proxy Statement This practice benefits us and our shareholders because it reduces the volume of duplicate information received at a shareholder’s address and helps reduce our expenses. Shareholders who share an address and receive multiple copies of this Proxy Statement may request only one copy of these materials by contacting their bank, broker, trustee, or other nominee record holder or by contacting the Company as described in the next paragraph.

Shareholders that have previously received a single set of proxy materials for prior meetings of shareholders may request their own copies this fiscal year or in future years by either: (1) contacting the bank, broker, trustee, or other nominee record holder; (2) delivering a written request for such documents to Daktronics, Inc., Attention: Investor Relations, 201 Daktronics Drive, Brookings, South Dakota 57006; or (3) making a verbal request for such documents by calling (605) 692-0200.

PROXY PROCEDURE

Shareholders Entitled to Vote; Record Date

Only shareholders of record at the close of business on [‧], 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were [‧] shares of Common Stock outstanding and entitled to vote held by [‧] shareholders of record. All shareholders are invited to attend the Special Meeting in person with proof of ownership, such as your last broker or EQ Shareholder Services statement, and government-issued identification.

Appraisal or Dissenters’ Rights

Applicable South Dakota law, the South Dakota Articles, and the South Dakota Bylaws do not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Expenses of Solicitation

All expenses of this solicitation by the Company, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our Directors, officers, and employees may also solicit proxies in person or by telephone, email, letter or facsimile. Such Directors, officers, and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have engaged Alliance Advisors LLC (“Alliance Advisors”) to assist with the solicitation of proxies for an estimated fee of $52,500 plus approved disbursements and out-of-pocket expenses. We have agreed to indemnify Alliance Advisors and its affiliates against certain claims, liabilities, losses, damages, and expenses arising out of our agreement with Alliance Advisors. Alliance Advisors does not beneficially own any of our securities, and it has not purchased or sold any of our securities during the past two years. To our knowledge, there is no information regarding Alliance Advisors or any of its affiliates or associated required to be set forth in this Proxy Statement that is not set forth herein.

Procedure for Submitting Shareholder Proposals

Shareholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our shareholders (the “Annual Meeting”) by submitting their proposals to us in a timely manner. In order to be included in the proxy materials for the Annual Meeting, shareholder proposals must be received by us no later than April 3, 2025 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If a shareholder would like to nominate a Director or bring other business before the shareholders at the Annual Meeting without including the proposal in our proxy statement, we must receive notice of the proposal on or before June 17, 2025, and the shareholder must otherwise comply with Rule 14a-4(c) under the Exchange Act. Notices of intention to present proposals at the Annual Meeting should be addressed to the Corporate Secretary, Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006.

Voting at the Special Meeting; Vote Requirements

The holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting, represented for any purpose at the Special Meeting, will constitute a quorum for the transaction of business. If a quorum is not present, the Special Meeting may be adjourned from time to time until a quorum is present. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

In general, each share is entitled to one vote on all matters submitted to a vote. The affirmative vote of a majority of the voting power of the shares of Common Stock present and entitled to vote and represented at the Special Meeting at the time of the vote, either in person or by proxy, assuming a quorum is present, is required to approve each of the proposals to be voted upon at the Special Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote, but they will be considered to have been voted "AGAINST" such matter. If a signed proxy is returned by a broker, bank, trustee, or other nominee holding shares in “street name,” and it indicates that the broker, bank, trustee, or other nominee does not have discretionary authority to vote certain shares on one or more matters, such shares will be considered present at the Special Meeting for purposes of determining a quorum but will not be considered to be represented at the Special Meeting for purposes of calculating the vote with respect to such matter. You may not cumulate votes with respect to any of the proposals contained in this Proxy Statement.

Counting Votes

The inspector of election appointed for the Special Meeting will count the votes cast by proxy or in person at the Special Meeting.

Brokers, banks, trustees, or other nominees and intermediaries who hold shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters. If their customers do not give any direction, brokers and other intermediaries may vote the shares on routine matters, but not on non-

routine matters. Shares for which brokers, banks, trustees, or other nominees have not received instructions, and which therefore are not voted, with respect to a particular proposal are referred to as “broker non-votes” with respect to that proposal.

All of the proposals to be voted on at the Special Meeting are non-routine matters. Accordingly, brokers who hold shares in street name for customers will not be able to vote the shares without instructions from their customers with respect to any of the proposals in this Proxy Statement.

As noted above, abstentions are treated as shares present and entitled to vote at the meeting and, as such, are included in the denominator for determining the majority required for approval. While broker non-votes are considered entitled to vote for purposes of determining a quorum, they are excluded from the tally of votes cast. Therefore, for each of the proposals in this Proxy Statement, abstentions will have the same effect as a vote “AGAINST” such proposal, while broker non-votes will have no effect on the outcome of such proposal.

How Votes are Submitted

If the shares of Common Stock are held directly in the name of the shareholder, such shareholder can vote on matters to come before the Special Meeting:

•    by completing, dating, and signing the proxy card and returning it to us in the postage-paid envelope provided for that purpose, if the shareholder has received a paper copy of a proxy card;

•    by written ballot at the Special Meeting;

•    by telephone, by calling 1-866-804-9616; or

•    by Internet, at www.AALvote.com/DAKTSM.

Shareholders whose shares of Common Stock are held in “street name” must either direct the record holder of their shares as to how to vote their shares of Common Stock or obtain a proxy from the record holder to vote at the Special Meeting. “Street name” shareholders should check the voting instruction cards used by their brokers, banks, trustees, or other nominees for specific instructions on methods of voting, including by telephone or using the Internet.

Participants in the 401(k) Plan who hold Common Stock in the 401(k) Plan are entitled to instruct the trustee of the 401(k) Plan as to how to vote their shares. Each participant will receive proxy materials similar to those received by the registered holders described above. The participants can vote on matters as described above. The votes will then be tabulated and submitted for vote by the trustee for the 401(k) Plan. If a participant does not timely vote, the trustee will vote the shares allocated to that participant in the same proportion as the shares that are voted by all other participants under the 401(k) Plan.

Proxies

All shares entitled to vote and represented by properly submitted proxies received before the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated on those proxies if they are not revoked before the vote as described below. If no instructions are indicated on a properly submitted proxy, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Special Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment to the extent permitted under Rule 14a-4(c) under the Exchange Act.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by:

•    delivering a written notice of revocation to the Secretary of the Company;

•    submitting another proxy bearing a later date;

•    voting by telephone or via the Internet after a prior telephone or Internet vote; or

•    attending the Special Meeting and voting in person (although attendance at the Special Meeting alone will not itself revoke a proxy).

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any other matters that will be presented for consideration at the Special Meeting other than as described in this Proxy Statement. If, however, any other matters are properly brought before the Special Meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors,

Carla S. Gatzke
Secretary

ANNEX A

PLAN OF DOMESTICATION

Domesticating and Converting

Daktronics, Inc.,
a South Dakota corporation

TO

Daktronics, Inc.,
a Delaware corporation
__________________________________________________________________________________________

THIS PLAN OF DOMESTICATION, dated as of _______________ __, 2025 (this “Plan”), is to govern the domestication and conversion of Daktronics, Inc., a South Dakota corporation (the “Corporation”), to a Delaware corporation of the same name, which domestication and conversion shall occur pursuant to Section 47-1A-920.1 of the South Dakota Business Corporation Act (the “SDBCA”), Chapter 47-1A of the South Dakota Codified Laws (the “SDCL”), and Section 265 of the Delaware General Corporation Law (the “DGCL”). Reference is hereby made to the following facts:

A. The Corporation currently exists as a corporation organized under the laws of the State of South Dakota.

B. Upon its adoption and approval, this Plan will govern the Corporation becoming a corporation under the laws of the State of Delaware.

C. The laws of the State of South Dakota refer to the above-described change as a domestication, and the laws of the State of Delaware refer to it as a conversion, and so those terms are used collectively and interchangeably in this Plan.

In light of the above facts, the terms of the domestication/conversion are as follows:

ARTICLE 1
TERMS & CONDITIONS OF DOMESTICATION/CONVERSION

1.1.Jurisdiction to which the Corporation will be Domesticated/Converted. The Corporation, which is currently a South Dakota corporation, will be domesticated/converted to the jurisdiction of the State of Delaware. The domestication/conversion shall become effective on the date the Certificate of Conversion and Certificate of Incorporation are filed with the Delaware Secretary of State or such later date as may be designated in such filings (the “Effective Time”).

1.2.Associated State Filings. In accordance with the SDBCA and the DGCL, the Corporation shall prepare and file: (a) with the Delaware Secretary of State a Certificate of Conversion in substantially the form attached hereto as Exhibit A; (b) with the Delaware Secretary of State a Certificate of Incorporation in substantially the form attached hereto as Exhibit B (the “New Charter”); (c) with the South Dakota Secretary of State Articles of Charter Surrender in substantially the form attached hereto as Exhibit C.

1.3.New Bylaws. As a result of the domestication/conversion, the pre-domestication/conversion bylaws of the Corporation shall be amended and replaced in their entirety by the Bylaws of Daktronics, Inc., a Delaware Corporation organized under Delaware Law in the form attached
A-1

hereto as Exhibit D (the “New Bylaws”). The New Bylaws will become effective immediately and automatically upon the Effective Time.

1.4.Effect of Domestication/Conversion. The domestication/conversion shall have the effects set forth hereunder and under applicable laws in the States of South Dakota and Delaware. As such, the domestication/conversion shall not be deemed to constitute a dissolution of the Corporation and shall constitute a continuation of its existence in the form of a corporation of the State of Delaware.

1.5.Manner and Basis of Reclassifying Shares. As a result of the domestication/conversion, the then current shareholders of the Corporation shall be and remain the shareholders of the Corporation as so domesticated/converted with the same class, series and number of shares as prior to the domestication/conversion, and such shares of the domesticated/converted Corporation will have the economic, voting and other rights as set forth in the New Charter and New Bylaws. Each of the authorized shares identified as “undesignated” stock prior to the domestication/conversion will instead be identified as “preferred” stock as described in the New Charter.

ARTICLE 2
MISCELLANEOUS

2.1     Abandonment. This Plan may abandoned after it has been adopted and approved as required by SDCL §§ 47-1A-920 to 47-1A-925, inclusive, and at any time before the domestication/conversion has become effective, by the board of directors without action by the shareholders.

2.2 Amendment. This Plan may be amended prior to filing the Certificate of Conversion and Certificate of Incorporation required by the laws of the State of Delaware; provided that subsequent to approval of this Plan by the Corporation’s shareholders, this Plan may not be amended to change:

(1) The amount or kind of shares or other securities, obligations, rights to acquire shares or other securities, cash, or other property to be received by the shareholders under this Plan;

(2) The Certificate of Incorporation as it will be in effect immediately following the domestication/conversion, except for changes permitted by SDCL § 47-1A-955 or by comparable provisions of the laws of the State of Delaware; or

(3) Any of the other terms or conditions of this Plan if the change would adversely affect any of the shareholders in any material respect.

A-2

ANNEX B

ARTICLES OF CHARTER SURRENDER
(SD)

For the Domestication of

Daktronics, Inc., a South Dakota corporation
to
Daktronics, Inc., a Delaware corporation

Pursuant to the provisions of South Dakota Codified Laws §§ 47-1A-923 and 47-1A-922.1, the undersigned corporation hereby delivers the following Articles of Charter Surrender with respect to its domestication from a South Dakota corporation to a Delaware corporation:

FIRST:    The name of the corporation is DAKTRONICS, INC.

SECOND:    These Articles of Charter Surrender are being filed in connection with the domestication of the corporation in a foreign jurisdiction.

THIRD:    The domestication was duly approved by the shareholders in the manner required by South Dakota Codified Laws Chapter 47-1A and the corporation’s articles of incorporation.

FOURTH:    The corporation's new jurisdiction of incorporation is the State of Delaware.

These Articles of Charter Surrender are to become effective as of [date to be inserted].

Daktronics, Inc.

By:
Its:

B-1

ANNEX C

CERTIFICATE OF CONVERSION
of
Daktronics, Inc., a South Dakota corporation
to
Daktronics, Inc., a Delaware corporation

(Pursuant to Section 265 of the Delaware General Corporation Law)

The undersigned, being a person authorized to execute this Certificate of Conversion on behalf of Daktronics, Inc., a South Dakota corporation (the “Other Entity”), hereby certifies that:

1.Daktronics, Inc., was originally formed as a corporation under the law of the State of South Dakota on December 9, 1968.

2.The Other Entity’s name and type of entity immediately prior to the filing of this Certificate of Conversion was Daktronics, Inc., a South Dakota corporation.

3.The name of the Delaware corporation into which the Other Entity is to be converted as set forth in its Certificate of Incorporation is Daktronics, Inc.

[Signature Page Follows]
C-1

The undersigned has caused this Certificate of Conversion to be duly executed as of [●], 2025.

By:
Name: [●]
Title: [●]

C-2

ANNEX D

CERTIFICATE OF INCORPORATION
OF
DAKTRONICS, INC. [●], 2025

ARTICLE 1 – NAME
1.1     The name of the corporation is Daktronics, Inc. (the “Corporation”).
ARTICLE 2 – DURATION
2.1     The duration of the Corporation shall be perpetual.
ARTICLE 3 – PURPOSE
3.1     The Corporation is organized for general business purposes and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it currently exists or may hereafter be amended.
ARTICLE 4 – STOCK
4.1    The total number of shares of stock which the Corporation shall have the authority to issue shall be one-hundred twenty million (120,000,000) shares, each without par value, and which shall consist of one-hundred fifteen million (115,000,000) shares of common stock (the “Common Stock”) and five million (5,000,000) shares of preferred stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized to establish from the shares of preferred stock, by resolution adopted by the Board of Directors and included in one or more certificates of designation as provided by law, one or more classes or series of shares, to designate each such class or series (which may include, but is not limited to, designation as additional shares of common stock), and to fix the relative powers, preferences, privileges, rights, qualifications, limitations and restrictions of each such class or series.
4.2     The Board of Directors may, at any time and from time to time, via resolution, issue and sell for such consideration as may be permitted by law, any and all of the authorized shares of the stock of the Corporation not then issued, any and all treasury shares, and any and all of any stock of any class that may hereafter be authorized.
4.3    (i) Designation and Amount. Of the five million (5,000,000) shares of preferred stock, each without par value, authorized in Section 4.1 above, fifty thousand (50,000) shares shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
(ii)     Dividends and Distributions.
(a)     Subject to the rights of the holders of any shares of any other series or class of stock of the Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, one-thousand (1,000) times the aggregate per share amount of all cash dividends, and one-thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately before such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.
(b)     The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section (ii) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days before the date fixed for the payment thereof.

(iii)     Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:
(a)     Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.
(b)     Except as otherwise provided herein, in any other certificate of designation creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)    Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights, and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(iv)     Certain Restrictions.
(a)     Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section (ii) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(1)     declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(2)     declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(3)     redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(4)     redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)     The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section (iv), purchase or otherwise acquire such shares at such time and in such manner.
(v)     Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of stock of the Corporation, without par value, and may be reissued as part of a new series of preferred stock or other stock subject to the conditions and restrictions on issuance set forth herein, in this Certificate of Incorporation, as may be amended or restated from time to time (this “Certificate”), or in any other certificate of designation creating a series of preferred stock or other stock or as otherwise required by law.
(vi)     Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (1) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (2) an amount, subject to the provision for adjustment hereinafter set forth, equal to one-thousand (1,000) times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately before such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.
(vii)     Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one-thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.
(viii)     No Redemption. The shares of Series A Preferred Stock shall not be redeemable.
(ix)     Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s preferred stock, and shall rank senior to the Common Stock as to such matters.
(x)     Amendment. The Certificate shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
(xi)     Fractional Shares. The Series A Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Stock.
ARTICLE 5 – NO PREEMPTIVE RIGHTS
5.1     No stockholder of the Corporation shall have any preemptive or preferential rights to acquire additional or treasury shares of stock of the Corporation, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation, or obligations of the Corporation or rights convertible into such shares.

ARTICLE 6 – REGISTERED OFFICE AND AGENT
6.1     The address of the principal and registered office of the Corporation in the State of Delaware shall be 1209 Orange St., in the City of Wilmington, Delaware 19801, County of New Castle, and the registered agent at such address shall be The Corporation Trust Company.
6.2     The Board of Directors shall have the authority to change the address and name of the registered agent of the Corporation pursuant to the procedure set forth in the DGCL, or its successor.
ARTICLE 7 – DIRECTORS
7.1     The number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed from time to time in the manner provided in the Bylaws of the Corporation (as may be amended or restated from time to time, the “Bylaws”). The directors shall be divided into three (3) classes, designated Class A, Class B and Class C, with each class to be as nearly equal in number as possible, with the term of office of the initial Class A members to expire at the first annual meeting after their election; the term of the initial Class B members to expire at the second annual meeting after their election; and the term of the initial Class C members to expire at the third annual meeting after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, disability, resignation, disqualification or removal, and the Board of Directors shall be authorized to assign members of the Board of Directors to such classes. At each annual meeting of stockholders, directors chosen to succeed whose terms then expire shall be elected for a full term of three (3) years, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, disability, resignation, disqualification or removal.
7.2     Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot. There shall be no cumulative voting in the election of directors.
7.3     The Board of Directors shall have the power and authority to take any action required or permitted of it by law and by this Certificate.
7.4     The liability of the Corporation’s directors to the Corporation or its stockholders shall be eliminated to the fullest extent permitted by the DGCL, as the same exists or may be amended from time to time. In particular, and without limiting the effect of the foregoing sentence, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for any action taken, or any failure to take any action, as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. If the DGCL, or any succeeding statutory authority, is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the DGCL or any succeeding statutory authority. Any repeal or modification of this Section 7.4 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation at the time of such repeal or modification.
7.5     Any director may be removed, with or without cause, upon the affirmative vote of the holders of at least fifty percent (50%) of the then-outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, acting at a meeting of the stockholders in accordance with the DGCL, this Certificate and the Bylaws.
ARTICLE 8 – INDEMNIFICATION

8.1     The Corporation shall indemnify its officers and directors to the fullest extent authorized or permitted by the DGCL or any other applicable laws as may from time to time be in effect, as the same exist or may be amended from time to time. The Corporation may indemnify its employees, agents and other persons from time to time as determined by the Board of Directors.

8.2     Any repeal or modification of this Article 8 by the stockholders of the Corporation shall be prospective only and shall not adversely affect the indemnification of any person who is entitled to indemnification at the time of such repeal or modification.

8.3     The indemnification provided in this Article 8, under the DGCL, and under any other applicable laws shall not be deemed exclusive of any other rights to which those indemnified may be entitled by any bylaw, agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE 9 – BYLAWS

9.1     In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws without any action on the part of the stockholders of the Corporation. Notwithstanding the preceding sentence, any bylaw, may be amended, altered or repealed by the stockholders of the Corporation by the affirmative vote of a majority of the votes cast on the matter. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

ARTICLE 10 – STOCKHOLDER ACTION

10.1     Subject to the rights of the holders of any preferred stock, any action required or permitted to be taken by the stockholders of the Corporation may be taken at a duly held annual or special meeting of stockholders or may be taken by unanimous written consent, setting forth the action taken, signed by all stockholders of the Corporation and delivered to the Corporation’s registered office in Delaware or its principal place of business.

ARTICLE 11 – POWERS

11.1     The Corporation shall have the unlimited power to engage in and to do any act necessary or incidental to the carrying out of its purposes, together with the power to do or perform any acts consistent with or which may be implied from the powers expressly conferred upon corporations by the DGCL.

ARTICLE 12 – INCORPORATOR

12.1     The incorporator of the Corporation is Carla Gatzke, whose mailing address is 201 Daktronics Drive, Brookings South Dakota 57006.

12.2     The powers of the incorporator are to terminate upon the filing of this Certificate with the Secretary of State of the State of Delaware. The name and mailing address of each person who is to serve as an initial director of the Company until the first annual meeting of stockholders or his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, disability, resignation, disqualification or removal, is:

Howard Atkins
201 Daktronics Drive, Brookings South Dakota 57006

Lance D. Bultena
201 Daktronics Drive, Brookings South Dakota 57006

John P. Friel
201 Daktronics Drive, Brookings South Dakota 57006

Dr. José-Marie Griffiths
201 Daktronics Drive, Brookings South Dakota 57006

Reece A. Kurtenbach
201 Daktronics Drive, Brookings South Dakota 57006

Kevin P. McDermott
201 Daktronics Drive, Brookings South Dakota 57006

Andrew Siegel
201 Daktronics Drive, Brookings South Dakota 57006

Shereta D. Williams
201 Daktronics Drive, Brookings South Dakota 57006

ARTICLE 13 – AMENDMENT

13.1     The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate or Bylaws, from time to time, to amend this Certificate or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate or any amendment hereof are subject to such right of the Corporation.
13.2     Notwithstanding any other provision of this Certificate or the Bylaws (and in addition to any other vote that may be required by applicable law, this Certificate or the Bylaws), the affirmative vote of a majority of the outstanding stock entitled to vote thereon shall be required to amend, alter or repeal any provision of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this _______ day of ________________________.
DAKTRONICS, INC.

By: ____________________
Name: [●]
Title: [●]

ANNEX E

BYLAWS
OF
DAKTRONICS, INC.
A DELAWARE BUSINESS CORPORATION
INCORPORATED UNDER DELAWARE LAW

ARTICLE I
OFFICES

Section 1.1     Registered Office. The registered office of Daktronics, Inc. (the “Corporation”) required by the General Corporation Law of the State of Delaware (the “DGCL”) shall be the registered office named in the Certificate of Incorporation of the Corporation, as the same may be amended or restated from time to time (the “Certificate”) or other such office as may be designated from time to time by the board of directors of the Corporation (the “Board of Directors”) in a manner provided by law.

Section 1.2     Other Offices. The Corporation may, in addition to its registered office in the State of Delaware, have other offices, both within and without the State of Delaware, as the Board of Directors from time to time shall determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1     Place of Meetings. All meetings of the stockholders of the Corporation shall be held at the principal executive office of the Corporation or at such other place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors.
Section 2.2     Meetings by Remote Communications. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at any meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders, and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Section 2.3     Annual Meetings. An annual meeting of the Corporation’s stockholders shall be held on such date, time, and place, if any, as shall be determined by the Board of Directors. The annual meeting shall be held for the election of directors and for the transaction of such other business as may properly come before the annual meeting in accordance with these Bylaws.
Section 2.4     Special Meetings.
(a)     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate, may be called only by the Chairperson of the Board of Directors (the “Chairperson of the Board”), the Chief Executive Officer, the Chief Financial Officer, the Secretary, any two (2) or more directors, or the Secretary, following the receipt of one or more written demands in accordance with this Section 2.4, including the purpose or purposes for the meeting, by a stockholder or stockholders holding ten percent (10%) or more (the “Requisite Percentage”) of the voting power of all shares entitled to vote on the matter or matters to brought before the proposed special meeting (“Qualifying Stockholder Demand”). Multiple stockholder demands delivered to the Secretary will be considered collectively to determine whether a Qualifying Stockholder Demand has been made only if each such demand (i) identifies substantially the same purpose or purposes of the special meeting of the stockholders and substantially the same matters proposed to be acted on at the special meeting of the stockholders, as determined in good faith by the Board of Directors, and (ii) has been dated and delivered to the Secretary within sixty (60) days of the earliest dated stockholder demand received by the Secretary in connection with the calling of the same special meeting; provided, that the stockholder submitting the initial demand that such special meeting be called (the “Initial Demanding Stockholder”) shall also deliver a notice at that time that sets forth all of the information required in Section 2.13 of these Bylaws, as if Section 2.13 of these Bylaws applies to a special meeting and any nomination of directors or other business to be brought before a special meeting.
(b)     If a special meeting is demanded by any person or persons other than the Chairperson of the Board, the Chief Executive Officer, the Chief Financial Officer, the Secretary, or by any two (2) or more directors, each demand shall be in writing and shall be delivered by registered mail, postage prepaid, to the Secretary at the principal executive offices of the Corporation. Upon receipt of a final demand that satisfies the Requisite Percentage, the Board of Directors shall set, via a resolution, the date, time and place, if any, of such special meeting and give notice of such meeting within thirty (30) days of the date of the final demand comprising a Qualifying Stockholder Demand was delivered to the Secretary. The record date for such special meeting shall be determined in accordance with Section 2.10 of these Bylaws, unless otherwise set by applicable law, and the Secretary shall cause notice to be given to the stockholders entitled to vote in accordance with the provisions of Section 2.5 of these Bylaws. Nothing contained in this Section 2.4 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Chairperson of the Board, the Chief Executive Officer, the Chief Financial Officer, the Secretary, or by any two (2) or more directors may be held. A stockholder may revoke a Qualifying Stockholder Demand at any time prior to the delivery, consistent with this Section 2.4, of the final demand comprising the Qualifying Stockholder Demand.
(c)     At any special meeting of the stockholders, only such nominations or business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the requirements set forth in this Section 2.4. The Secretary shall not accept, and shall consider ineffective, a demand by a stockholder to call a special meeting that does not comply with this Section 2.4.
(d)     In the event the Chairperson of the Board, the Chief Executive Officer, the Chief Financial Officer, the Secretary, or any two (2) or more directors calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board of Directors, any stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified by the Corporation, if the stockholder’s notice required by Section 2.13 of these Bylaws (which shall also be required by this Section 2.4 as if Section 2.13 of these Bylaws applies to a special meeting and any nomination of directors brought before a special meeting) shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the date on which (i) the Corporation’s notice of the special meeting is delivered to stockholders or (ii) a disclosure (a “Public Announcement”) in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”) is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, whichever first occurs. In no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(e)     Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting pursuant to this Section 2.4 except in accordance with this Section 2.4. If the Board of Directors shall determine that any demand for a special meeting was not properly made in accordance with this Section 2.4, then the Board of Directors shall not be required to call and hold the special meeting; provided, that the Board of Directors shall have thirty (30) days from the receipt of any subsequent demand(s) meeting the Requisite Percentage to determine whether a Qualified Stockholder Demand has been made in compliance with this Section 2.4 and give notice of such special meeting. In addition to the requirements of this Section 2.4, each demanding stockholder shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any demand to call a special meeting. Unless otherwise required by law, if the Initial Demanding Stockholder (or a qualified representative of the Initial Demanding Stockholder) does not appear at the special meeting of stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a “qualified representative” of the Initial Demanding Stockholder, a person must be a duly authorized officer, manager or partner of the Initial Demanding Stockholder or must be authorized by a writing executed by the Initial Demanding Stockholder or an electronic transmission delivered by the Initial Demanding Stockholder to act for the Initial Demanding Stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Section 2.5     Notice of Meetings. Notice of the place, if any, date and time of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the special meeting has been called, and the business transacted at all special meetings shall be confined to the purpose stated in the notice. Unless otherwise required by applicable law or statute, this notice shall be delivered no fewer than ten (10) days nor more than sixty (60) days before the meeting. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Corporation, and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the DGCL.
Section 2.6     Waiver of Notice. Whenever any notice is required to be given to any stockholder of the Corporation under applicable law, the Certificate, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. In addition, attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, unless the stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.7     Quorum; Adjourned Meetings.

(a)     Unless otherwise required by law, the Certificate, or these Bylaws, at each meeting of the stockholders, the holders of a majority of the voting power of all the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If a quorum is not present at a meeting, then either (a) the Chairperson of the Meeting, as provided in Section 2.11 of these Bylaws, or (b) the stockholders by the affirmative vote of the holders of a majority of the voting power of the stock present in person or represented by proxy at the meeting entitled to vote thereon, shall have power to adjourn the meeting from time to time, in the manner provided in these Bylaws, until a quorum shall be present or represented.

(b)     Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are provided in accordance with applicable law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting

Section 2.8     Voting.

(a)     Unless otherwise required by law or provided in the Certificate, each stockholder shall, on each matter submitted to a vote at meeting of stockholders, be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b)     Except as otherwise required by law or provided by the Certificate or these Bylaws, and subject to the rights of the holders of one or more series of preferred stock of the Corporation, voting separately by class or series, to elect directors pursuant to the terms of one or more series of preferred stock, each director shall be elected, at any meeting for the election of directors at which a quorum is present, (i) in the case of an Uncontested Election (as defined below), by the vote of a majority of the votes cast with respect to that director’s election and (ii) in the case of a Contested Election (as defined below), by the vote of a plurality of the votes cast with respect to that director’s election. With respect to clause (i), the Corporation’s corporate governance guidelines may establish procedures with respect to the contingent resignation of any director who does not receive a majority of the votes cast in an election that is not a Contested Election. For purposes of this Section 2.8:

(i)     an “Uncontested Election” shall occur if, as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of candidates does not exceed the number of directors to be elected and with respect to which (A) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with these Bylaws, or (B) such a notice has been submitted and: (x) withdrawn in writing to the Secretary, (y) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to these Bylaws, or if challenged in court, by a final court order, or (z) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

(ii)     a “Contested Election” shall occur if, as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation, the number of candidates exceeds the number of directors to be elected at such meeting; and

(iii)     a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election).

(c)    In all matters other than the election of directors, when a quorum is present, a majority of the votes cast affirmatively or negatively on the subject matter shall be the act of the stockholders, except where a larger vote is required by law, the Certificate or these Bylaws, in which case such larger vote shall control the decision of such matter.

Section 2.9     Proxies.

(a)     Each stockholder entitled to vote at a meeting of stockholders may execute a writing authorizing another person or persons to act for him by proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

(b)     Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of such meeting.

(c)     No proxy shall be valid after three (3) years from the date of its execution, unless such proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and only as long as it is coupled with an interest sufficient in law to support an irrevocable power.

(d)     If a proxy designates two (2) or more persons to act as proxies, unless such instrument shall expressly provide to the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting thereby conferred, or if only one (1) be present, then such powers may be exercised by that one; or, if an even number attend and a majority cannot agree on any particular issue, the Corporation shall not be required to recognize such proxy with respect to such issue, if such proxy does not specify how the shares that are the subject of such proxy are to be voted with respect to such issue.

Section 2.10     Record Date.

(a)     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

(b)     If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(c)    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(d)     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.11     Organization of Meetings. Unless a Chairperson of the Board has been elected, at all meetings of the stockholders, the Chief Executive Officer shall act as Chairperson of the Meeting; in his/her absence, any person appointed by the Chief Executive Officer shall act as Chairperson of the Meeting; and the Secretary, or in his/her absence any person appointed by the Chairperson of the Meeting, shall act as Secretary.

Section 2.12     Voting List. The Corporation shall prepare, at least ten (10) days before any meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date arranged in alphabetical order and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list was provided with the notice of the meeting; or (ii) during ordinary business hours, at the principal place of business of the Corporation. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.13     Notice of Stockholder Business and Nominations.

(a)     Except as expressly provided in this Section 2.13, nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors (or any committee thereof) or (iii) by a stockholder of the Corporation who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.13. For the avoidance of doubt, except as expressly provided in this Section 2.13, clause (iii) above shall be the exclusive means for a stockholder to make nominations (other than nominations made in compliance with Section 2.14 of these Bylaws), or submit other business (other than matters properly brought under Rule 14a-8 of the Exchange Act, and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(b)     For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.13(a), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the DGCL. To be considered timely, a stockholder’s notice must be delivered by registered mail, postage prepaid, to, and received by, the Secretary at the principal business office of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days before the first anniversary of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be considered timely must be received by the Corporation not more than one hundred and twenty (120) days before the annual meeting and not less than the later of (i) ninety (90) days before such annual meeting or (ii) ten (10) days following the date on which Public Announcement of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Nothing in this Section 2.13 shall be deemed to affect any rights of a stockholder to make any nominations in compliance with Section 2.14 of these Bylaws or request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(c)     Such proposing stockholder’s notice shall set forth:

(i)     as to each person whom the proposing stockholder proposes to nominate for election or re-election as a director:

(A)     all information relating to such person that is required to be disclosed pursuant to and in accordance with Regulation 14A under the Exchange Act (including such person’s written consent to being named in any proxy statement as a nominee and to serving a full term as a director if elected);

(B)     a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith;

(C)     a fully completed written questionnaire with respect to the background, qualifications, character and fitness to serve of each proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire each proposed nominee or the proposing stockholder shall request in writing by registered mail from the Secretary of the Corporation at least ten (10) days prior to the submission of the proposing stockholder’s notice); and

(D)     any other information relating to the proposed nomination that is required to be disclosed under applicable law;

(ii)     as to any other business that the proposing stockholder proposes to bring before the meeting:

(A)     a brief description of the business desired to be brought before the meeting;

(B)     the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment);

(C)     the reasons for conducting such business at the meeting; and

(D)     any other information relating to the proposal that is required to be disclosed under applicable law;

(iii)     as to the proposing stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)     the name and address of such proposing stockholder, as they appear on the Corporation’s books, and of such beneficial owner;

(B)     the class or series and number of shares of stock of the Corporation that are owned, directly or indirectly, beneficially and of record by the proposing stockholder and any beneficial owner;

(C)     any personal or other substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such proposed nomination or business of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made and a description of all agreements, arrangements and understandings between the proposing stockholder and any other person or persons (including their names) in connection with the proposal of such nomination or business by the proposing stockholder; and

(D)     a representation as to whether the proposing stockholder or the beneficial owner, if any, intends, or is part of a group that intends, to solicit proxies in support of proposed nominees other than the Corporation’s nominees from holders of shares representing at least sixty-seven percent (67%) of the voting power of shares in accordance with Rule 14a-19 promulgated under the Exchange Act, and if so, set forth the names of the participants of the solicitation.

(d)     If the proposing stockholder fails to comply with the requirements of Rule 14a-19, including the provision to the Corporation of notices required thereunder in a timely manner, then (i) such proposing stockholder must promptly notify the Corporation of such non‑compliance and (ii) the Corporation shall disregard any proxies or votes solicited for the proposed nominee(s). Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to be nominees and serve as directors. Upon request by the Corporation, such proposing stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(e)     The proposing stockholder providing notice of a proposed nomination for election to the Board of Directors or business proposal shall update and supplement such notice to the extent necessary so that the information provided or required to be provided in such notice shall be true, complete, and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof. All information provided in the proposing stockholder’s notice must be true, complete, and correct as of the date of its initial submission to the Corporation, and any supplements to such proposing stockholder’s notice shall be true, complete, and correct as of the dates provided in the preceding sentence, and any such update or supplement shall be made only to the extent that information has changed since the proposing stockholder’s prior submission of his or her notice. Any such update or supplement shall be delivered in writing by registered mail to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining stockholders entitled to notice of the meeting (in the case of any update or supplement required to be made as of the record date for determining stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting (or, if not practicable, on the first practicable date prior to) or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof).

(f)     In addition to the information required pursuant to the foregoing provisions of this Section 2.13, the proposing stockholder and any proposed nominee shall also provide to the Corporation such other information as the Corporation may reasonably request. Such information shall be considered timely if provided to the Corporation promptly upon request by the Corporation, but, in any event, within five (5) business days after such request.

(g)     Except as otherwise provided by law, these Bylaws or the Certificate, the Board of Directors shall have the power and duty to determine whether a nomination or other proposal of business to be brought before the meeting was made, as the case may be, in accordance with the procedures set forth in this Section 2.13. If any proposed nomination or other proposal of business is not in compliance with this Section 2.13, the Certificate or applicable law, then the Board of Directors shall declare that such defective nomination or proposal of business shall be disregarded. Unless otherwise required by law, if the proposing stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. To be considered a “qualified representative” of the proposing stockholder, a person must be a duly authorized officer, manager or partner of the proposing stockholder or must be authorized by a writing executed by the proposing stockholder or an electronic transmission delivered by the proposing stockholder to act for the proposing stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Section 2.14     Proxy Access.

(a)    For purposes of this Section 2.14, the following terms shall have the meanings set forth below, except as otherwise provided herein.

(i)     “Eligible Holder” means a person who has either (A) been a record holder of the shares of common stock of the Corporation used to satisfy the eligibility requirements of Section 2.14(d) continuously for the three-year period as described in Section 2.14(d), or (B) provides to the Secretary, within the time period specified in Section 2.14(d), evidence of continuous Ownership (as defined below) of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors, or its designee, determines would be acceptable for purposes of a stockholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

(ii)     “Maximum Number” with respect to any annual meeting of the stockholders, means the number of nominees for election to the Board of Directors that constitutes no more than the greater of (i) two (2) or (ii) twenty percent (20%) of the total number of directors of the Corporation as of the last day on which a Qualified Nomination Notice may be submitted pursuant to Section 2.14(e) (rounded down to the nearest whole number). The Maximum Number shall be subject to the adjustments described in Section 2.14(c).

(iii)     “Minimum Number” means three percent (3%) of the Corporation’s issued and outstanding shares of common stock of the Corporation as of the most recent date for which such amount is given in any filing made by the Corporation with the SEC prior to the submission of the Qualified Nomination Notice.

(iv)     “Nominating Stockholder” means an Eligible Holder or group of up to twenty (20) Eligible Holders who nominate a Nominee for election to the Board of Directors.

(v)     “Nominee” means any person nominated for election to the Board of Directors by a Nominating Stockholder that, individually and collectively, in the case of a group, satisfy all applicable procedures set forth in Section 2.14(d) and Section 2.14(e).

(vi)    “Qualified Nomination Notice” means a notice given by a Nominating Stockholder that complies with the requirements of Section 2.14(e) and names a Nominee.

(b)    Subject to the provisions of this Section 2.14, if expressly requested in a Qualified Nomination Notice delivered by a Nominating Stockholder, the Corporation shall include in its proxy statement for any annual meeting of the stockholders:

(i)     the name of the Nominee, which shall also be included on the Corporation’s form of proxy and ballot;

(ii)     disclosures about the Nominee and Nominating Stockholder required under the rules of the SEC or other applicable law to be included in the proxy statement;

(iii)    any statement included by the Nominating Stockholder in the Qualified Nomination Notice for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors (subject, without limitation, to Section 2.14(e)), if such statement does not exceed five hundred (500) words, is delivered at the same time as the Qualified Nomination Notice, and fully complies with Section 14 of the Exchange Act, and the rules and regulations thereunder, including Rule 14a-9; and;

(iv)     any other information that the Corporation or the Board of Directors determines, in its discretion, to include in the proxy statement relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 2.14.

(c)     Maximum Number of Nominees.

(i)     The Corporation shall not be required to include in the proxy statement for an annual meeting of the stockholders more Nominees than the Maximum Number for such annual meeting. The Maximum Number for a particular annual meeting of the stockholders shall be reduced by: (A) Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting, (B) Nominees who cease to satisfy, or Nominees of Nominating Stockholders that cease to satisfy, the eligibility requirements in this Section 2.14, and (C) the number of incumbent directors who were Nominees with respect to any of the preceding two annual meetings of the stockholders and whose reelection at the upcoming annual meeting of the stockholders is being recommended by the Board of Directors. If one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 2.14(e), but before the date of the annual meeting of the stockholders, and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(ii)     If the number of Nominees pursuant to this Section 2.14 for any annual meeting of the stockholders exceeds the Maximum Number then, promptly upon notice from the Corporation, each Nominating Stockholder will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the Ownership position as disclosed in each Nominating Stockholder’s Qualified Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Nominee. If, after the deadline for submitting a Qualified Nomination Notice as set forth in Section 2.14(e), a Nominating Stockholder becomes ineligible or withdraws its nomination, or a Nominee becomes unwilling to serve on the Board of Directors, whether before or after the delivery of the definitive proxy statement, then the nomination shall be disregarded, and the Corporation (A) shall not be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement Nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder, and (B) may otherwise communicate to its stockholders, including, without limitation, by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting of the stockholders.

(d)     Eligibility of Nominating Stockholder.
(i)     An Eligible Holder or group of up to twenty (20) Eligible Holders may submit a nomination in accordance with this Section 2.14 only if the person or group (in the aggregate) has continuously Owned at least the Minimum Number of shares of the common stock of the Corporation (as adjusted for any stock splits, stock dividends, or similar events) throughout the three-year period preceding, including the date of submission of, the Qualified Nomination Notice, and continues to Own at least the Minimum Number through the date of such annual meeting of the stockholders. A group of funds under common management and investment control shall be treated as one Eligible Holder if such Eligible Holder shall provide, together with the Qualified Nomination Notice, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 2.14, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the Ownership of the group in the aggregate. If any stockholder withdraws from a group of Eligible Holders acting together as a Nominating Stockholder at any time prior to the annual meeting of the stockholders, the group of Eligible Holders shall only be treated as Owning the shares held by the remaining members of the group.

(ii)     For purposes of this Section 2.14, a stockholder or beneficial owner shall be deemed to “Own” only those outstanding shares of common stock of the Corporation as to which such person possesses both: (A) the full voting and investment rights pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) purchased or sold by such person or any of its affiliates in any transaction that has not been settled or closed, (2) sold short by such person, (3) borrowed by such person or any of its affiliates for any purpose or purchased by such person or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person, or (4) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such person’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such person or any of its affiliates. A stockholder or beneficial owner shall “Own” shares held in the name of a Nominee or other intermediary, so long as such person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest (including the opportunity for profit and risk of loss on) in the shares. Such person’s Ownership of shares shall be deemed to continue during any period in which such person has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by such person. The terms “Owned,” “Owning,” “Ownership” and other variations of the word “Own” shall have correlative meanings. Whether outstanding shares of common stock of the Corporation are “Owned” for these purposes shall be determined by the Board of Directors.

(iii)     No person shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Qualified Nomination Notice.

(e)     Qualified Nomination Notice. To nominate a Nominee, the Nominating Stockholder must, no earlier than one hundred and fifty (150) days and no later than one hundred and twenty (120) days before the anniversary of the date that the Corporation delivered its proxy statement for the prior year’s annual meeting of the stockholders, submit to the Secretary at the principal executive office of the Corporation all of the following information and documents (collectively, the “Qualified Nomination Notice”), and in no event will the Public Announcement of an adjournment of the annual meeting of stockholders commence a new time period for the giving of the Qualified Nomination Notice as provided above; provided, however, that if (and only if) the annual meeting of the stockholders is not scheduled to be held within a period that commences thirty (30) days before the anniversary date of the prior year’s annual meeting of stockholders and ends thirty (30) days after such anniversary date (an annual meeting of the stockholders date outside such period being referred to herein as an “Other Meeting Date”), the Qualified Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is one hundred and eighty (180) days prior to such Other Meeting Date or the tenth (10th) day following the date such Other Meeting Date is first publicly announced or disclosed:

(i)     A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the SEC by the Nominating Stockholder as applicable, in accordance with SEC rules.

(ii)     A written notice of the nomination of such Nominee, in a form deemed satisfactory by the Board of Directors, that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including each group member): (A) the information required with respect to the nomination of directors pursuant to Section 2.13 of these Bylaws, (B) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (C) a representation and warranty that the Nominating Stockholder acquired the securities of the Corporation in the ordinary course of business and did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation; (D) a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation’s securities are traded; (E) a representation and warranty that the Nominee: (1) does not have any direct or indirect relationship with the Corporation that would cause the Nominee to be considered not independent pursuant to the Corporation’s corporate governance guidelines as most recently published on its website and otherwise qualifies as independent under the rules of the primary stock exchange on which the Corporation’s securities are traded; (2) meets the audit committee independence requirements under the rules of any stock exchange on which the Corporation’s securities are traded; (3) is a “non-employee director” for the purposes of Rule 16b3 under the Exchange Act (or any successor rule); (4) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee; and (5) has not been named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) and has not been convicted in such a criminal proceeding in the last ten years; (F) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in this Section 2.14 and has provided evidence of ownership to the extent required by Section 2.14(d); (G) a representation and warranty that the Nominating Stockholder intends to continue to satisfy the share ownership eligibility requirements described in Section 2.14(d) through the date of the annual meeting of the stockholders; (H) details of any position of the Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the five years preceding the submission of the Qualified Nomination Notice; (I) a representation and warranty that the Nominating Stockholder will not engage in a “solicitation” within the meaning of Rule 14a-1(l) of the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv) of the Exchange Act) (or any successor rules) with respect to the annual meeting of the stockholders, other than with respect to the Nominee or any nominee of the Board of Directors; (J) a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Nominee at the annual meeting of the stockholders; (K) if desired, a statement for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors; provided, that such statement shall not exceed five hundred (500) words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9; and (L) in the case of a nomination by a group, the designation by all group members of one group member who is authorized to act on behalf of all group members with respect to all matters relating to the nomination, including withdrawal of the nomination.

(iii)     An executed agreement, in a form deemed satisfactory by the Board of Directors, which must be submitted within seven (7) days of the Nominating Stockholder’s first submission of any information required by this Section 2.14, in a form deemed satisfactory by the Board of Directors or its designee, pursuant to which the Nominating Stockholder (including each group member) agrees: (A) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election; (B) to file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Nominee with the SEC, regardless of whether any such filing is required under rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation; (C) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication or action by the Nominating Stockholder or any of its Nominees with the Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Qualified Nomination Notice; and (D) to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder to comply with, or any breach or alleged breach of, its obligations, agreements or representations under this Section 2.14, or otherwise arising out of any nomination, solicitation or other activity by any Nominating Stockholder in connection with its efforts under this Section 2.14.

(iv)     An executed agreement, in a form deemed satisfactory to the Board of Directors, which must be submitted within seven days of the Nominating Stockholder’s first submission of any information required by this Section 2.14, in a form determined to be satisfactory by the Board of Directors, or its designee, by the Nominee: (A) to provide to the Corporation such other information, including completion of the Corporation’s director questionnaire, as it may reasonably request; and (B) that includes the representation and agreement set forth in Section 2.13 of these Bylaws.

(v)     In the event that any information or communications provided by a Nominating Stockholder or Nominee to the Corporation or its stockholders is not, when provided, or thereafter ceases to be, true, correct and complete in all material respects (including omitting a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading), each Nominating Stockholder or Nominee, as the case may be, shall promptly notify the Secretary and provide the information that is required to make such information or communication true, correct, complete and not misleading; it being understood that providing any such notification shall not be deemed to cure any such defect or limit the Board of Directors’ right to omit a Nominee from its proxy materials. The information and documents required by this Section 2.14(e) shall be: (A) provided with respect to and executed by each group member, in the case of information applicable to group members; and (B) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor items) in the case of a Nominating Stockholder or group member that is an entity. The Qualified Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 2.14(e) (other than such information and documents contemplated to be provided after the date the Qualified Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary.

(f)     The Board of Directors shall have the exclusive power and authority to interpret the provisions of this Section 2.14 and make, in good faith, all determinations deemed necessary or advisable in connection with this Section 2.14.

(g)     Exceptions.

(i)     Notwithstanding anything to the contrary contained in this Section 2.14, the Corporation may omit from its proxy statement any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s statement in support), no vote on such Nominee will occur, and any proxies in respect of such vote that have been received by the Corporation shall be disregarded, and the Nominating Stockholder may not, after the last day on which a Qualified Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if: (A) the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of stockholders to present the nomination submitted pursuant to this Section 2.14, the Nominating Stockholder withdraws its nomination or the presiding officer of the annual meeting declares that such nomination was not made in accordance with this Section 2.14 and shall therefore be disregarded; (B) the Board of Directors, determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these Bylaws or the Articles of Incorporation or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s securities are traded; (C) the Nominee was nominated for election to the Board of Directors pursuant to this Section 2.14 at one of the Corporation’s two preceding annual meetings of stockholders and either withdrew or became ineligible or received less than twenty-five percent (25%) of the votes that all stockholders were entitled to cast for such Nominee; (D) the Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, or (E) the Corporation is notified, or the Board of Directors determines, that a Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 2.14(d), any of the representations and warranties made in the Qualified Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement not misleading), the Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Nominee under this Section 2.14.

(ii)     Notwithstanding anything to the contrary contained in this Section 2.14, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee included in the Qualified Nomination Notice, if the Board of Directors determines that: (A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (B) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (C) the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

(iii)     The Corporation may solicit against, and include in the proxy statement its own statement relating to, any Nominee.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1     General Powers. The business and affairs of the Corporation shall be managed by or under its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by applicable law or statute, by the Corporation’s Certificate, or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2     Number; Qualification and Term of Office. The number of directors which shall constitute the whole Board of Directors shall consist of a minimum of seven (7) or more members, with such minimum number subject to increase by resolution of the stockholders or the Board of Directors and such minimum number subject to decrease only by resolution of the stockholders. Each director shall hold office in staggered terms as set forth in the Certificate until the expiration of the director’s then current term of office and until such director’s successor shall have been elected and shall qualify, or until the earlier death, resignation, removal, or disqualification of such director. Directors need not be stockholders. The Board of Directors shall, by resolution, adopt procedures for the nomination of directors.

Section 3.3     Board Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at place, if any, as may be determined from time to time by the Board of Directors.

Section 3.4     Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson of the Board, the Lead Independent Director (as defined below), if any, the Chief Executive Officer, or, upon written request of any two (2) directors, by the Secretary, in each case on at least twenty-four (24) hours written notice given by the Secretary, or such officer of the Corporation designated by the Secretary, to each director. Special meetings of the Board of Directors may be held at such times and such places, if any, as may be determined by the Chairperson of the Board or Chief Executive Officer. Such written notice shall be deemed given effectively if given in person, facsimile, e-mail or by other means of electronic transmission. Such notice, or any waiver thereof pursuant to Section 3.5 of these Bylaws, need not state the purpose or purposes of such meeting, except as may otherwise be required by law, the Certificate or these Bylaws.

Section 3.5     Waiver of Notice. Whenever notice is required to be given to any director by applicable law, the Certificate, or these Bylaws, a waiver thereof in writing or by electronic transmission signed and transmitted by the person or persons entitled to such notice, whether before or after the time stated therein, is equivalent to the giving of such notice. A director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

Section 3.6     Quorum. A majority of the Corporation’s directors serving as such immediately prior to a meeting of the Board of Directors shall constitute a quorum for the transaction of business at such meeting. In the absence of a quorum, the majority of the directors present may adjourn a meeting from time to time until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of directors originally present leaves less than a proportion or number otherwise required for a quorum. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.7     Directors’ Assent. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: the director objects at the beginning of the meeting, or promptly upon arrival, to holding it or transacting business at the meeting; the director’s dissent or abstention from the action taken is entered in the minutes of the meeting; or the director delivers written notice of dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 3.8     Vacancies; Newly Created Directorships. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors may be filled by the affirmative vote of the stockholders or by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the expiration of the term of office of the director whom the director has replaced and a successor is duly elected and qualified. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs. In the event of any increase or decrease in the authorized number of directors, each director then serving shall continue serving as a director until the expiration of his or her current term.

Section 3.9     Committees. Subject to applicable law or statute, a resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the Board of Directors in the management of the business of the Corporation to the extent provided in the resolution or any committee charter adopted by resolution of the Board of Directors subject to the limitations of the DGCL. To the extent specified by the Board of Directors or in the Certificate or these Bylaws, to the extent permitted by law, each committee may exercise the powers of the Board of Directors. However, a committee may not authorize or approve distributions, except according to a formula or method or within limits prescribed by the Board of Directors; approve or propose to stockholders action that must be approved by stockholders; fill vacancies on the Board of Directors or on any of its committees; or adopt, amend, or repeal bylaws. A committee shall consist of two (2) or more directors appointed by affirmative vote of a majority of the directors present. Committees are subject to the direction of, and vacancies in the membership thereof shall be filled by, the Board of Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution or committee charter approved by the affirmative vote of a majority of the directors present.

Section 3.10     Written Action; Telephone Conference Meeting.

(a)     An action required or permitted to be taken at a meeting of the Board of Directors or at a meeting of a committee of the Board of Directors may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so to be taken, shall be signed and transmitted before such action by all of the directors or all of the members of the committee, as the case may be. Such consent has the same effect as a unanimous vote. The written action is effective when signed by all the directors, unless a different effective time is provided in the written action.

(b)     Meetings of the Board of Directors or meetings of a committee of the Board of Directors may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.10 shall constitute presence in person at such meeting.

Section 3.11     Resignations. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Chairperson of the Board, Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the date of the receipt of such notice, or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.12     Compensation of Directors. By resolution of the Board of Directors, each director may be paid his/her expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid compensation for serving as a director. The payment of such expenses and compensation shall not preclude a director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees of the Board of Directors may be paid, pursuant to resolution by the Board of Directors, compensation for serving on Board of Directors committees.

Section 3.13     Lead Independent Director. If the Chairperson of the Board is not an independent director, one of the independent directors shall be elected to the role of Lead Independent Director (the “Lead Independent Director”). The Lead Independent Director shall have such duties and responsibilities as determined by the independent directors.

ARTICLE IV
OFFICERS

Section 4.1     Election or Appointment. The officers of the Corporation shall be elected or appointed by the Board of Directors and shall consist of a Chief Executive Officer and Chief Financial Officer, however designated. The Board of Directors may also elect or appoint any other officers, assistant officers or agents that the Board of Directors deems necessary or advisable for the operation and management of the Corporation. Officers shall be natural persons. Any number of offices may be held by the same person. If a document must be signed by persons holding different offices or functions and a person holds or exercises more than one of these offices or functions, that person may sign the document in more than one capacity, but only if the document indicates each capacity in which the person signs.

Section 4.2     Powers and Term of Office. The officers of the Corporation elected or appointed by the Board of Directors shall have the powers, rights, duties, responsibilities, and terms in office provided for in these Bylaws or a resolution of the Board of Directors, or as directed by an officer authorized by the Board of Directors to prescribe the duties of other officers, not inconsistent with these Bylaws or such resolution. Any and all officers who are also directors of the Corporation shall continue to hold office until the election and qualification of their successors as officers, notwithstanding an earlier termination of their directorship.

Section 4.3     Removal and Vacancies. The election or appointment of an officer or agent of the Corporation shall not of itself create contract rights. Any officer or agent may be removed from his/her office by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed. If there be a vacancy among the officers of the Corporation by reason of death, resignation, removal, disqualification, or otherwise, such vacancy may be filled for the unexpired term by the Board of Directors.

Section 4.4     Chairperson of the Board. The Chairperson of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.5     Chief Executive Officer. The Chief Executive Officer of the Corporation shall have general active management of the business of the Corporation. In the absence of the Chairperson of the Board, or if no Chairperson of the Board is elected, the Chief Executive Officer shall preside at all meetings of the stockholders and directors. He/She shall see that all orders and resolutions of the Board of Directors are carried into effect; shall execute and deliver, in the name of the Corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation unless the authority to execute and deliver is required by law to be exercised by another person or is expressly delegated by the Certificate or these Bylaws or by the Board of Directors to some other officer or agent of the Corporation; shall maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the stockholders; and shall perform all duties usually incident to the office of the Chief Executive Officer. The Chief Executive Officer shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

Section 4.6     President. Unless otherwise specified by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated as Chief Executive Officer, the President shall perform such duties as may from time to time be assigned to the President by the Board of Directors or the Chief Executive Officer.

Section 4.7     Vice President. Each Vice President, if one or more are elected, shall have such powers and shall perform such duties as may be specified in the Bylaws or prescribed by the Board of Directors or by the Chief Executive Officer or President.

Section 4.8     Secretary. The Secretary, if one is elected, shall be secretary of and shall attend all meetings of the stockholders and Board of Directors; shall record all proceedings of such meetings in the minute book of the Corporation; shall give proper notice of meetings of stockholders and directors; and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Chief Executive Officer.

Section 4.9     Assistant Secretary. The Assistant Secretary, if any, or, if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 4.10     Chief Financial Officer. The Chief Financial Officer of the Corporation shall keep accurate financial records for the Corporation; shall deposit all moneys, drafts and checks in the name of, and to the credit of, the Corporation in such banks and depositories as the Board of Directors shall designate from time to time; shall have power to endorse for deposit all notes, checks and drafts received by the Corporation and make proper vouchers therefor; shall disburse the funds of the Corporation, as ordered by the Board of Directors, making proper vouchers therefor; shall render to the Chief Executive Officer and the directors, whenever requested, an account of all of his/her transactions as Chief Financial Officer and of the financial condition of the Corporation; and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Chief Executive Officer.

Section 4.11     Treasurer. Unless otherwise specified by the Board of Directors, the Chief Financial Officers shall be the Treasurer of the Corporation. If an officer other than the Chief Financial Officer is designated Treasurer, the Treasurer shall perform such duties as may from time to time be assigned to the Treasurer by the Board of Directors or the Chief Executive Officer.

Section 4.12     Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such powers as the Board of Directors may from time to time prescribe.

Section 4.13     Compensation. The Chairperson of the Board, Chief Executive Officer, and the Chief Financial Officer shall receive such compensation for their services as may be determined, from time to time, by resolution of the Board of Directors. Compensation for other employee officers may be set by the Chief Executive Officer under guidelines and direction set by the Board of Directors, and shall be subject to periodic review by the Board of Directors.

ARTICLE V
CAPITAL STOCK

Section 5.1     Certificates of Stock. Subject to the discretion of the Board of Directors to otherwise provide by resolution that some or all of any class or series shall be uncertificated shares, every holder of stock in the Corporation shall be entitled to have a certificate of stock in the name of the Corporation. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates of stock must be signed by any two (2) authorized officers of the Corporation. The certificates of stock shall be numbered in the order of their issue. The Corporation shall keep a record of the name of the party owning the shares represented by all certificates, the number, date and class of shares represented by each certificate, and, in the case of cancellation, the date of cancellation.

Section 5.2     Issuance of Shares. The Board of Directors is authorized to cause to be issued for such consideration as may be permitted by applicable law or statute shares of the Corporation up to the full amount authorized by the Certificate, and any and all treasury shares, in such amounts as may be determined by the Board of Directors and as may be permitted by applicable law or statute. No shares shall be issued except under a written agreement as authorized by the Board of Directors. Treasury stock shall be held by the Corporation subject to the delivery of such treasury stock by the Board of Directors. Until delivered, treasury stock shall not be participating or voting stock.

Section 5.3     Facsimile Signatures. Where a certificate is signed (a) by a transfer agent or an assistant transfer agent, or (b) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such authorized officer of the Corporation may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on any such certificate or certificates, shall cease to be such officer or officers of the Corporation before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be used by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

Section 5.4     Lost, Stolen or Destroyed Certificates. Except as otherwise provided by applicable law or statute, any stockholder claiming a certificate for shares to be lost, stolen or destroyed shall make an affidavit of that fact in such form as the Board of Directors shall require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claim which may be made against it on account of the reissue of such certificate, whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

Section 5.5     Transfers of Stock. Upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. No new certificate or certificates shall be issued in exchange for any existing certificates until the existing certificates have been canceled or unless the person satisfies the requirements of Section 5.4 of these Bylaws.

Section 5.6     Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote shares as such owner, and it shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law or statute.

Section 5.7     Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent and/or registrar of transfers for its shares of stock and may require that stock certificates bear the signature of such transfer agent and/or such registrar.

ARTICLE VI
SECURITIES OF OTHER CORPORATIONS

Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to vote and to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation, and may execute and deliver such documents as may be necessary to vote such securities and to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

ARTICLE VII
INDEMNIFICATION OF CERTAIN PERSONS

The Corporation shall indemnify its directors and officers to the fullest extent permitted by applicable law, including the DGCL, as provided for in the Certificate; further, the Corporation may indemnify other such persons, for such expenses and liabilities, in such manner, under such circumstances, as the Board of Directors may determine from time to time.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.1     Dividends and Distributions. The Board of Directors may make dividends and distributions of the Corporation to its stockholders as permitted by the provisions of applicable law and statute and the Certificate.

Section 8.2     Fiscal Year. The fiscal year of the Corporation shall be determined from time to time by resolution of the Board of Directors.

Section 8.3     Seal. The Corporation shall have no corporate seal.

ARTICLE IX
AMENDMENT

Section 9.1     Amendment to Bylaws. Except as otherwise provided by applicable law or the Certificate, the Board of Directors, by the act of the majority of the directors present at a meeting at which a quorum is present, shall have the power to make, enact alter, amend or repeal the Bylaws or to adopt new Bylaws. Notwithstanding the preceding sentence, any bylaw, and any powers thereby conferred, may be amended, altered or repealed by the stockholders of the Corporation by the affirmative vote of a majority of the votes cast on the matter.

IN WITNESS WHEREOF, I hereby certify that the foregoing Bylaws were duly adopted as the Bylaws of the Corporation effective as of [●], 2025.

DAKTRONICS, INC.

/s/ Carla S. Gatzke
Carla Gatzke, Secretary

APPENDIX

PRELIMINARY COPY SUBJECT TO COMPLETION

PROXY

DAKTRONICS, INC.

Special Meeting of Shareholders
[-----] [-], 2025 at [-]:[-] [a.m./p.m.] Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DAKTRONICS, INC.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Reece A. Kurtenbach and Carla S. Gatzke, and each of them, as proxies, each with full power of substitution and revocation, and hereby authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Daktronics, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota, 57006 on [-----] [-], 2025 at [-]:[-] [a.m./p.m.] Central Time, and at any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE SPECIAL MEETING, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14A-4(C).

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at:
https://web.viewproxy.com/Daktronics/2025SM

PRELIMINARY COPY SUBJECT TO COMPLETION

Please mark your votes like this ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

Date ____________________

Signature ____________________

Signature (if held jointly) ____________________

NOTE: If voting by mail, this proxy should be marked, dated, and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign using the full corporate name by a duly authorized officer, giving the full title as such. If the signatory is a partnership, please sign in the partnership name by an authorized person.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please use only one of the following options to vote your proxy.
Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to
www.AALvote.com/DAKTSM

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.